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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds (Invesco Investment Funds)*
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 6/30
Date of reporting period: 06/30/10

*	Funds included are: Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Equity Allocation Fund and Invesco Global Franchise Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	June 30, 2010

Invesco Van Kampen Emerging Markets Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
18	Notes to Financial Statements
24	Auditor’s Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
29	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2   Invesco Van Kampen Emerging Markets Fund

   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Van Kampen Emerging Markets Fund

Management’s Discussion of Fund Performance
Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Emerging Markets Fund was reorganized as Invesco Van Kampen Emerging Markets Fund. Effective June 1, 2010, Steve Cao, Borge Endresen and Mark Jason managed the Fund. A listing of your Fund’s managers appears later in this report.
     For the 12 months ended June 30, 2010, all share classes of Invesco Van Kampen Emerging Markets Fund, at net asset value, delivered double-digit gains but underperformed the MSCI Emerging Markets Index.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 6/30/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.57%
Class B Shares	19.74
Class C Shares	19.72
Class Y Shares	20.93
Institutional Class Shares	20.56
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	23.15

▼	Lipper Inc.
How we invest
The following describes the Fund’s investment process as of June 1, 2010.
     When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above-average earnings growth but whose stock prices do not fully reflect these attributes.
     We select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
▪	A company’s fundamentals deteriorate, or it posts disappointing earnings.

▪	A stock’s price seems overvalued.

▪	A more attractive opportunity becomes available.
Market conditions and your Fund
After rallying for much of 2009 on prospects for improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate1 in 2009, investors continued to worry about high unemployment and a still-weak housing market. In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. Fears of potential overheating in emerging market economies, coupled with fears of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     While all share classes of the Fund delivered strong double-digit gains for the fiscal year, the Fund underperformed its benchmark, the MSCI Emerging Markets Index. Select holdings in the information technology sector were a drag on both absolute and relative results. Underweight exposure to the strong materials sector detracted from relative results as well.
     In contrast, the Fund outperformed the MSCI Emerging Markets Index across the financials, consumer discretionary and energy sectors. In the financials sector, solid stock selection across the commercial banking industry enabled the Fund to significantly outperform the index sector. In the consumer discretionary sector, outperformance was driven by the Fund’s overweight exposure to this strong segment of the market. Underweight exposure to the energy sector, which was less resilient over the reporting period, helped the Fund’s relative performance.
     In broad geographic terms, the Fund delivered positive, and in some cases double-digit, absolute returns in all major markets. Versus the MSCI Emerging
Portfolio Composition

By sector

Financials	17.7%
Consumer Discretionary	17.0
Telecommunication Services	9.4
Information Technology	9.0
Energy	8.5
Consumer Staples	8.0
Industrials	6.9
Utilities	6.7
Health Care	4.9
Materials	4.6
Money Market Funds Plus Other Assets Less Liabilities	7.3
Top 10 Equity Holdings*

1. America Movil SAB de CV-ADR	3.5%
2. Banco Bradesco SA-ADR	3.2
3. SM Investments Corp.	2.7
4. Industrial & Commercial Bank of China Ltd.	2.6
5. Taiwan Semiconductor Manufacturing Co., Ltd.	2.4
6. Kimberly-Clark de Mexico SAB de CV	2.4
7. Parkson Holdings Bhd	2.2
8. Naspers Ltd.	2.0
9. Ayala Corp.	2.0
10. Public Bank Bhd	2.0
Top 5 Countries*

1. Brazil	16.0%
2. Mexico	10.3
3. Philippines	8.8
4. Indonesia	7.2
5. United States	6.5

Total Net Assets	$343.2	million

Total Number of Holdings*	75
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
4   Invesco Van Kampen Emerging Markets Fund

Markets Index, the Fund outperformed in Indonesia, Brazil, Poland, Korea, Russia and India. In each market, strong stock selection was the key driver of this relative success.
     In contrast, these relative gains were modestly offset by the negative influence of the Fund’s stock selection in Taiwan.
     We took over the management of the Fund on June 1, 2010 — one month prior to the fiscal year-end. During the month of June, we sold several Fund holdings while simultaneously purchasing several new names. These transactions brought the Fund in line with our earnings, quality and valuation (EQV) investment philosophy and process. Stock selection in the portfolio is driven by the underlying fundamentals of a company, not any top-down macroeconomic views. That being said, our belief that consumer spending may improve explains the Fund’s overweight exposure to the consumer discretionary and consumer staples sectors. In contrast, we are cautious on the materials sector and maintain our underweight exposure to this sector of the market.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble and rising unemployment could impede future economic growth, while massive fiscal and monetary stimulus could promote economic growth. Given the difficulty of forecasting the direction of the economy and calling inflection points, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
     We thank you for continuing to place your trust in Invesco Van Kampen Emerging Markets Fund.

1	Bureau of Economic Analysis
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Steve Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Emerging Markets Fund. Mr. Cao began his investment career in 1993 and joined Invesco in 1997. A native of China, he earned a B.A. in English from the Tianjin Foreign Language Institute and an M.B.A. from Texas A&M University. Mr. Cao is also a Certified Public Accountant.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Emerging Markets Fund. Mr. Endresen joined Invesco in 1999. A native of Norway, he graduated summa cum laude from the University of Oregon, where he earned a B.A. in finance. He also earned an M.B.A. from The University of Texas at Austin.
Mark Jason
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Emerging Markets Fund. Mr. Jason joined Invesco in 2001. He earned both a B.S. in finance and a B.S. in real estate from California State University at Northridge.
5   Invesco Van Kampen Emerging Markets Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes
Index data from 6/30/94, Fund data from 7/6/94

1 Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
6   Invesco Van Kampen Emerging Markets Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (7/6/94)	5.25%
10 Years	6.03
5 Years	9.30
1 Year	13.98

Class B Shares
Inception (8/1/95)	6.28%
10 Years	6.02
5 Years	9.49
1 Year	14.74

Class C Shares
Inception (7/6/94)	4.87%
10 Years	5.86
5 Years	9.68
1 Year	18.72

Class Y Shares
Inception (4/6/06)	2.60%
1 Year	20.93

Institutional Class Shares
10 Years	6.63%
5 Years	10.54
1 Year	20.56
Effective June 1, 2010, Class A, Class B, Class C, and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Emerging Markets Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Emerging Markets Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Institutional Class shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 2.10%, 2.85%, 2.85%, 1.85% and 1.65%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 2.20%, 2.95%, 2.95%, 1.95% and 1.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information
7   Invesco Van Kampen Emerging Markets Fund

Invesco Van Kampen Emerging Markets Fund’s investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.
▪	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.

▪	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
▪	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

▪	Class Y shares are available to only certain investors. Please see the prospectus for more information.

▪	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
▪	The prices of securities held by the Fund may decline in response to market risks.

▪	Foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Investments in foreign real estate companies may involve duplication of management fee and certain other expenses.
▪	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
▪	The Fund may invest in lower quality debt securities, commonly known as “junk bonds.” Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

▪	The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

▪	The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy’s dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions.
About indexes used in this report
▪	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries.

▪	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
▪	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

▪	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

▪	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
▪	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	MSRAX
Class B Shares	MSRBX
Class C Shares	MSRCX
Class Y Shares	MSRIX
Institutional Class Shares	MSRJX

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8   Invesco Van Kampen Emerging Markets Fund

Schedule of Investments

June 30, 2010

	Shares	Value

Common Stocks–89.9%
Australia–1.4%
Centamin Egypt Ltd.(a)	1,945,895	$4,734,271

Bermuda–2.0%
VimpelCom Ltd.–ADR(a)	198,438	3,210,727

Wilson Sons Ltd.–BDR	306,000	3,644,875

		6,855,602

Brazil–14.0%
American Banknote SA	508,700	4,199,241

Banco Bradesco SA–ADR	701,006	11,117,955

Cielo SA	769,200	6,477,474

Diagnosticos da America SA(a)	318,300	2,996,076

Duratex SA(a)	408,800	3,714,305

Equatorial Energia SA	303,700	2,734,141

Lojas Arapua SA–GDR(a)(b)(c)	24,635	0

MRV Engenharia e Participacoes SA	593,200	4,177,048

OGX Petroleo e Gas Participacoes SA(a)	184,000	1,704,421

Petroleo Brasileiro SA–ADR	182,093	5,426,371

Totvs SA	76,000	5,640,000

		48,187,032

Cayman Islands–3.3%
Stella International Holdings Ltd.	2,205,000	4,241,852

Want Want China Holdings Ltd.	3,297,000	2,777,053

Xinyi Glass Holdings Co., Ltd.	11,258,000	4,218,384

		11,237,289

China–5.4%
China Merchants Bank Co., Ltd., Class H	1,572,000	3,756,105

CNOOC Ltd.	3,502,000	5,969,918

Industrial & Commercial Bank of China Ltd., Class H	12,117,000	8,798,273

		18,524,296

Czech Republic–0.6%
CEZ AS	49,616	2,037,544

Greece–0.5%
Intralot SA-Integrated Lottery Systems & Services	506,655	1,608,681

Indonesia–7.2%
Astra International Tbk	748,800	3,941,661

Bank Central Asia Tbk	5,554,000	3,590,195

Indocement Tunggal Prakarsa Tbk	2,787,000	4,800,208

Perusahaan Gas Negara	15,347,500	6,489,466

PT Telekomunikasi Indonesia Tbk	6,883,500	5,802,575

		24,624,105

Israel–1.6%
Teva Pharmaceutical Industries Ltd.–ADR	108,808	5,656,928

Luxembourg–1.1%
Millicom International Cellular SA	18,923	1,534,087

Oriflame Cosmetics SA	44,202	2,294,745

		3,828,832

Malaysia–5.0%
Parkson Holdings Bhd	4,444,300	7,453,325

Public Bank Bhd	1,837,100	6,758,174

Top Glove Corp. Bhd	749,400	3,168,052

		17,379,551

Mexico–10.3%
America Movil SAB de CV, Class L–ADR	252,666	12,001,635

Fomento Economico Mexicano SAB de CV–ADR	108,011	4,660,675

Grupo Televisa SA–ADR	364,081	6,338,650

Kimberly-Clark de Mexico SAB de CV, Class A	1,398,600	8,122,512

Urbi Desarrollos Urbanos SAB de CV(a)	2,293,100	4,255,330

		35,378,802

Philippines–8.8%
Ayala Corp.	974,510	6,804,470

Energy Development Corp.	52,779,000	5,053,835

GMA Holdings, Inc.	18,464,000	2,411,412

Philippine Long Distance Telephone Co.	128,230	6,577,169

SM Investments Corp.	1,046,930	9,401,858

		30,248,744

Republic of China (Taiwan)–4.2%
MediaTek, Inc.	222,000	3,096,239

Taiwan Semiconductor Manufacturing Co., Ltd.	4,479,120	8,375,510

Wistron Corp.	2,021,046	2,965,877

		14,437,626

Republic of Korea (South Korea)–6.4%
CJ CheilJedang Corp.	17,329	3,166,427

CJ Corp.	38,108	1,858,597

Hyundai Department Store Co., Ltd.	47,318	4,519,977

Hyundai Development Co.	75,600	1,681,304

Hyundai Greenfood Co., Ltd.	266,360	2,054,100

MegaStudy Co., Ltd.	17,550	2,315,527

NHN Corp.(a)	30,401	4,524,338

S1 Corp.	48,005	2,040,666

		22,160,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Emerging Markets Fund

	Shares	Value

Russia–4.7%
Gazprom–ADR	269,476	$5,068,423

LUKOIL–ADR	31,026	1,595,822

Mobile TeleSystems–ADR	163,197	3,126,854

Pharmstandard(a)	26,411	1,928,003

TNK-BP Holding	2,090,580	4,302,717

		16,021,819

South Africa–3.4%
AngloGold Ashanti Ltd.–ADR	61,420	2,652,116

Naspers Ltd., Class N	209,244	7,032,669

Sasol Ltd.	52,745	1,872,308

		11,557,093

Thailand–5.0%
BEC World PCL	4,397,400	3,710,948

CP ALL PCL	2,809,000	2,515,134

Kasikornbank Public Co., Ltd.	2,092,000	6,075,848

Siam Commercial Bank Public Co., Ltd.	1,922,800	4,793,792

		17,095,722

Turkey–5.0%
Anadolu Efes Biracilik ve Malt Sanayii AS	323,988	3,782,841

EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
Sanayi ve Ticaret AS	2,182,751	3,063,762

Haci Omer Sabanci Holding AS	1,549,759	6,200,747

Tupras-Turkiye Petrol Rafinerileri AS	174,263	3,161,026

Turk Traktor ve Ziraat Makineleri AS	110,610	838,515

		17,046,891

Total Common Stocks 89.9%		308,621,764

Preferred Stocks–2.0%
Brazil–2.0%
Banco Nacional SA(a)(b)	19,271,000	0

Cia de Transmissao de Energia Eletrica Paulista	257,800	6,641,385

Lojas Arapua SA(a)(b)	31,632,300	0

Total Preferred Stocks 2.0%		6,641,385

Investment Company–0.8%
Morgan Stanley Growth Fund	2,195,167	2,830,439

Total Long-Term Investments (Cost $307,024,869)		318,093,588

Money Market Funds–6.5%
United States–6.5%
Liquid Assets Portfolio–Institutional Class(d)	11,172,460	11,172,460

Premier Portfolio–Institutional Class(d)	11,172,460	11,172,460

Total Money Market Funds–6.5% (Cost $22,344,920)		22,344,920

TOTAL INVESTMENTS–99.2% (Cost $329,369,789)		340,438,508

FOREIGN CURRENCY–1.7% (Cost $5,790,824)		5,771,410

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.9%)		(2,997,899)

NET ASSETS–-100.0%		$343,212,019

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	Security has been deemed illiquid
(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Bahamian Depositary Receipt
GDR	– Global Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
		Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Investments in an Asset Position
Common and Preferred Stocks
Diversified Banks	$15,911,747	$28,978,595	$—	$44,890,342	13.1%

Wireless Telecommunication Services	19,873,304	6,577,169	—	26,450,473	7.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Emerging Markets Fund

	Level 1	Level 2	Level 3
		Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Common and Preferred Stocks–(continued)

Broadcasting & Cable TV	$10,049,598	$9,444,082	$—	$19,493,680	5.7%

Integrated Oil & Gas	5,426,371	12,839,270	—	18,265,641	5.3

Department Stores	—	14,027,402	—	14,027,402	4.1

Multi-Sector Holdings	—	13,005,217	—	13,005,217	3.8

Semiconductors	—	11,471,749	—	11,471,749	3.3

Electric Utilities	9,375,526	2,037,543	—	11,413,069	3.3

Industrial Conglomerates	—	11,260,454	—	11,260,454	3.3

Pharmaceuticals	7,584,931	3,063,762	—	10,648,693	3.1

Homebuilding	8,432,379	—	—	8,432,379	2.5

Household Products	8,122,511	—	—	8,122,511	2.4

Oil & Gas Exploration & Production	1,704,421	5,969,918	—	7,674,339	2.2

Gold	7,386,387	—	—	7,386,387	2.2

Gas Utilities	—	6,489,466	—	6,489,466	1.9

Data Processing & Outsourced Services	6,477,474	—	—	6,477,474	1.9

Commercial Printing	4,199,241	2,040,666	—	6,239,907	1.8

Packaged Foods & Meats	—	5,943,480	—	5,943,480	1.7

Integrated Telecommunication Services	—	5,802,575	—	5,802,575	1.7

Systems Software	5,640,000	—	—	5,640,000	1.6

Independent Power Producers & Energy Traders	—	5,053,835	—	5,053,835	1.5

Construction Materials	—	4,800,208	—	4,800,208	1.4

Soft Drinks	4,660,675	—	—	4,660,675	1.4

Internet Software & Services	—	4,524,338	—	4,524,338	1.3

Footwear	—	4,241,852	—	4,241,852	1.2

Auto Parts & Equipment	—	4,218,383	—	4,218,383	1.2

Automobile Manufacturers	—	3,941,661	—	3,941,661	1.1

Brewers	—	3,782,841	—	3,782,841	1.1

Forest Products	3,714,305	—	—	3,714,305	1.1

Marine Ports & Services	3,644,875	—	—	3,644,875	1.1

Health Care Supplies	—	3,168,052	—	3,168,052	0.9

Oil & Gas Refining & Marketing	—	3,161,026	—	3,161,026	0.9

Health Care Services	2,996,076	—	—	2,996,076	0.9

Computer Hardware	—	2,965,877	—	2,965,877	0.9

Food Retail	2,515,134	—	—	2,515,134	0.7

Education Services	—	2,315,528	—	2,315,528	0.7

Personal Products	—	2,294,745	—	2,294,745	0.7

Construction & Engineering	—	1,681,304	—	1,681,304	0.5

Casinos & Gaming	—	1,608,681	—	1,608,681	0.5

Construction & Farm Machinery & Heavy Trucks	—	838,515	—	838,515	0.2

Investment Companies	2,830,439	—	—	2,830,439	0.8

Money Market Funds	22,344,920	—	—	22,344,920	6.5

Total Investments in an Asset Position	$152,890,314	$187,548,194	$—	$340,438,508	99.2%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Emerging Markets Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $307,024,869)	$318,093,588

Investments in affiliated money market funds, at value and cost	22,344,920

Foreign currency (Cost $5,790,824)	5,771,410

Receivables:
Fund shares sold	22,689,160

Investments sold	1,323,415

Dividends	828,676

Other	7,614

Total assets	371,058,783

Liabilities:
Payables:
Fund shares repurchased	23,327,820

Investments purchased	3,562,732

Distributor and affiliates	238,066

Foreign capital gains tax	197,867

Custodian bank	102,310

Accrued expenses	417,969

Total liabilities	27,846,764

Net assets	$343,212,019

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$513,529,119

Net unrealized appreciation	11,044,365

Accumulated undistributed net investment loss	(3,814,551)

Accumulated net realized loss	(177,546,914)

Net assets	$343,212,019

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $227,804,634 and 17,349,048 shares of beneficial interest issued and outstanding)	$13.13

Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.89

Class B Shares:
Net asset value and offering price per share (Based on net assets of $36,266,684 and 3,341,040 shares of beneficial interest issued and outstanding)	$10.85

Class C Shares:
Net asset value and offering price per share (Based on net assets of $46,939,110 and 4,294,620 shares of beneficial interest issued and outstanding)	$10.93

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $9,660,047 and 726,185 shares of beneficial interest issued and outstanding)	$13.30

Institutional Class Shares:
Net asset value and offering price per share (Based on net assets of $22,541,544 and 1,696,174 shares of beneficial interest issued and outstanding)	$13.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Emerging Markets Fund

Statement of Operations

For the Year Ended June 30, 2010

Investment income:
Dividends (net of foreign withholding taxes of $1,230,494)	$6,002,415

Interest	13,153

Total income	6,015,568

Expenses:
Investment advisory fee	4,667,872

Distribution (12b-1) and Service Fees
Class A	614,043

Class B	419,876

Class C	498,383

Transfer agent fees — A, B, C, Y and I	949,526

Custody	453,388

Reports to shareholders	117,092

Accounting and administrative expenses	107,203

Professional fees	104,056

Registration fees	65,362

Trustees’ fees and related expenses	41,691

Other	21,438

Total expenses	8,059,930

Net investment loss	$(2,044,362)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$65,621,396

Foreign currency transactions	(976,662)

Net realized gain	64,644,734

Unrealized Appreciation/Depreciation:
Beginning of the period	10,447,179

End of the Period:
Investments (includes foreign capital gain tax of $(197,867))	11,068,719

Foreign currency translation	(24,354)

11,044,365

Net unrealized appreciation during the period	597,186

Net realized and unrealized gain	$65,241,920

Net increase in net assets from operations	$63,197,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Emerging Markets Fund

Statements of Changes in Net Assets

	For the	For the
	year Ended	year Ended
	June 30, 2010	June 30, 2009

From Investment Activities:
Operations:
Net investment income/loss	$(2,044,362)	$534,724

Net realized gain/loss	64,644,734	(244,006,480)

Net Unrealized Appreciation/Depreciation During the Period	597,186	(22,500,302)

Change in net assets from operations	63,197,558	(265,972,058)

Distributions from Net Realized Gain:
Class A shares	-0-	(44,527,053)

Class B shares	-0-	(9,996,625)

Class C shares	-0-	(10,811,948)

Class Y shares	-0-	(5,076,500)

Institutional class shares	-0-	-0-

Total distributions	-0-	(70,412,126)

Net Change in Net Assets from Investment Activities	63,197,558	(336,384,184)

From Capital Transactions:
Proceeds from shares sold	120,109,960	92,765,089

Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	60,307,562

Cost of shares repurchased	(147,764,609)	(231,372,817)

Net Change in Net Assets from Capital Transactions	(27,654,649)	(78,300,166)

Total increase/decrease in net assets	35,542,909	(414,684,350)

Net Assets:
Beginning of the period	307,669,110	722,353,460

End of the Period (Including accumulated undistributed net investment loss of $(3,814,551) and $(2,082,419), respectively)	$343,212,019	$307,669,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Emerging Markets Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended June 30,
	2010		2009		2008		2007		2006

Class A Shares
Net asset value, beginning of the period	$10.89		$22.14		$28.08		$20.87		$15.34

Net investment income/loss(a)	(0.05)		0.04		(0.02)		(0.04)		0.03

Net realized and unrealized gain/loss	2.29		(8.34)		1.65		9.53		5.60

Total from investment operations	2.24		(8.30)		1.63		9.49		5.63

Less:
Distributions from net investment income	-0-		-0-		-0-		0.04		0.10

Distributions from net realized gain	-0-		2.95		7.57		2.24		-0-

Total distributions	-0-		2.95		7.57		2.28		0.10

Net asset value, end of the period	$13.13		$10.89		$22.14		$28.08		$20.87

Total return	20.57	%(b)	-33.20	%(c)	1.46	%(c)	47.70	%(c)	36.73	%(c)

Net assets at end of the period (in millions)	$227.8		$206.7		$398.0		$579.4		$332.7

Ratio of expenses to average net assets	2.00	%(d)	2.22%		1.83%		1.96%		2.14%

Ratio of net investment income/loss to average net assets	(0.38	%)(d)	0.30%		(0.09%)		(0.16%)		0.16%

Portfolio turnover	130%		82%		104%		87%		73%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $245,617.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Emerging Markets Fund

Financial Highlights—(continued)

	Year ended June 30,
	2010		2009		2008		2007		2006

Class B Shares
Net asset value, beginning of the period	$9.07		$19.55		$25.70		$19.36		$14.27

Net investment loss(a)	(0.13)		(0.05)		(0.21)		(0.20)		(0.11)

Net realized and unrealized gain/loss	1.91		(7.48)		1.63		8.78		5.20

Total from investment operations	1.78		(7.53)		1.42		8.58		5.09

Less distributions from net realized gain	-0-		2.95		7.57		2.24		-0-

Net asset value, end of the period	$10.85		$9.07		$19.55		$25.70		$19.36

Total return	19.63	%(b)	-33.74	%(c)	0.67	%(c)	46.62	%(c)	35.67	%(c)

Net assets at end of the period (in millions)	$36.3		$36.8		$81.2		$92.8		$73.0

Ratio of expenses to average net assets	2.75	%(d)	2.97%		2.59%		2.72%		2.89%

Ratio of Net Investment Loss to Average Net Assets	(1.15	%)(d)	(0.48%)		(0.85%)		(0.92%)		(0.61%)

Portfolio turnover	130%		82%		104%		87%		73%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $41,988.

	Year ended June 30,
	2010		2009		2008		2007		2006

Class C Shares
Net asset value, beginning of the period	$9.13		$19.65		$25.80		$19.42		$14.32

Net investment loss(a)	(0.13)		(0.05)		(0.20)		(0.20)		(0.11)

Net realized and unrealized gain/loss	1.93		(7.52)		1.62		8.82		5.21

Total from investment operations	1.80		(7.57)		1.42		8.62		5.10

Less distributions from net realized gain	-0-		2.95		7.57		2.24		-0-

Net asset value, end of the period	$10.93		$9.13		$19.65		$25.80		$19.42

Total return	19.72	%(b)	-33.78	%(c)	0.67	%(c)	46.69	%(c)	35.61	%(c)

Net assets at end of the period (In millions)	$46.9		$41.6		$85.1		$81.5		$58.2

Ratio of expenses to average net assets	2.75	%(d)	2.97%		2.59%		2.72%		2.89%

Ratio of net investment loss to average net assets	(1.13	%)(d)	(0.47%)		(0.85%)		(0.92%)		(0.61%)

Portfolio turnover	130%		82%		104%		87%		73%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $49,838.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Emerging Markets Fund

Financial Highlights—(continued)

									April 6, 2006
									(Commencement
	Year ended June 30,								of operations) to
	2010		2009		2008		2007		June 30, 2006

Class Y Sharesˆ
Net asset value, beginning of the period	$10.99		$22.27		$28.15		$20.89		$22.84

Net investment income/loss(a)	(0.02)		0.08		0.04		0.09		0.05

Net realized and unrealized gain/loss	2.33		(8.41)		1.65		9.49		(2.00)

Total from investment operations	2.31		(8.33)		1.69		9.58		(1.95)

Less:
Distributions from net investment income	-0-		-0-		-0-		0.08		-0-

Distributions from net realized gain	-0-		2.95		7.57		2.24		-0-

Total distributions	-0-		2.95		7.57		2.32		-0-

Net asset value, end of the period	$13.30		$10.99		$22.27		$28.15		$20.89

Total return	21.02	%(b)	-33.08	%(c)	1.65	%(c)	48.13	%(c)	-8.54	%(c)*

Net assets at end of the period (in millions)	$9.7		$22.6		$158.1		$6.4		$0.01

Ratio of expenses to average net assets	1.75	%(d)	1.85%		1.59%		1.68%		1.90%

Ratio of net investment income/loss to average net assets	(0.16	%)(d)	0.54%		0.16%		0.38%		0.99%

Portfolio turnover	130%		82%		104%		87%		73	%(e)

*	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,001.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

	June 1, 2010
	(Commencement of
	operations) to
	June 30, 2010

Institutional Class Shares
Net asset value, beginning of the period	$13.18

Net investment income(a)	0.00	(c)

Net realized and unrealized gain	0.11

Total from investment operations	0.11

Net asset value, end of the period	$13.29

Total return(b)	0.83	%*

Net assets at end of the period (in millions)	$22.5

Ratio of expenses to average net assets	1.27	%(d)

Ratio of net investment income to average net assets	0.38	%(d)

Portfolio turnover	130	%(e)

*	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Amount is less than $0.01 per share.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Emerging Markets Fund

Notes to Financial Statements

June 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Emerging Markets Fund (the “Fund”) is organized as a series of the AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds (the “Trust”), a Delaware statutory trust, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of twenty-seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Emerging Markets Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Series Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, and Class C Shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I Shares received Class Y Shares of the Fund. Information for the Acquired Fund’s — Class I Shares prior to the Reorganization is included with Class Y Shares throughout this report.
  The Fund’s investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y, and Institutional Class. Class A Shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B Shares and Class C Shares are sold with a CDSC. Class Y Shares and Institutional Class Shares are sold at net asset value. Generally, Class B Shares will automatically convert to Class A Shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

18        Invesco Van Kampen Emerging Markets Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments.
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain/loss from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share on the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported on the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Income and Expenses — Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is recorded as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.
E.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Federal Income Taxes — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is presented in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2010, remains subject to examination by taxing authorities.

19        Invesco Van Kampen Emerging Markets Fund

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $174,271,188, which will expire according to the following schedule:

Amount	Expiration

$511,061	June 30, 2011

54,789,067	June 30, 2017

118,971,060	June 30, 2018

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.
Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,970,086

Aggregate unrealized (depreciation) of investment securities	(7,625,935)

Net unrealized appreciation of investment securities	$5,344,151

Cost of investments for tax purposes is $335,094,358.

G.	Distribution of Income and Gains — The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended June 30, 2010 and 2009 was as follows:

	2010	2009

Distributions paid from:
Ordinary income	$-0-	$2,512,678

Long-term capital gain	-0-	81,048,083

	$-0-	$83,560,761

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	5,344,151

Net unrealized appreciation (depreciation) — other investments	(24,354)

Capital loss carryover	(174,271,188)

Post-October currency loss deferral	(1,365,709)

Shares of beneficial interest	513,529,119

Total net assets	$343,212,019

Permanent differences, primarily due to a current year and capital gain reclassification, resulted in the following reclassifications among the Fund’s components of net assets at June, 30 2010:

Accumulated Undistributed	Accumulated Net
Net Investment Loss	Realized Loss	Capital

$312,230	$11,112,898	$(11,425,128)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $1,365,708 which are not recognized for tax purposes until the first day of the following fiscal year.
H.	Foreign Currency Translation and Foreign Investments — Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

20        Invesco Van Kampen Emerging Markets Fund

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund’s ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.
I.	Redemption Fee — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	% Per Annum

First $500 million	1.25%

Next $500 million	1.20%

Next $1.5 billion	1.15%

Over $2.5 billion	1.00%

  Prior to the Reorganization, the Acquired Fund paid $4,307,839 in advisory fees to Van Kampen Asset Management based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) of Class A Shares to 2.10%, Class B Shares to 2.85%, Class C Shares to 2.85%, Class Y Shares to 1.85% and Institutional Class Shares to 1.85% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. For the period June 1, 2010 to June 30, 2010, the Adviser did not waive advisory fees and/or reimburse expenses under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. For the period ended June 30, 2010, the Adviser did not waive any advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and Chief Compliance Officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $97,242 to Van Kampen Investments Inc. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Accounting and administrative expenses”. Additionally, Invesco has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, Van Kampen Investments Inc. provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $19,662 to Van Kampen Investments Inc.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Pursuant to such agreement, for the period ended June 30, 2010, IIS was paid $69,938 for providing such services. Prior to the Reorganization, the Acquired Fund paid $501,226 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Transfer agent fees.”
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or Invesco Distributors, Inc. (“IDI”).
  “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ Fees and Related Expenses” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

21        Invesco Van Kampen Emerging Markets Fund

and receive benefits under such plan. “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the year ended June 30, 2010, the Fund paid legal fees of $-0- for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of approximately $8,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse the Distributor for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,414,661 to Van Kampen Funds Inc.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A Shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $2,599 in front-end sales commissions from the sale of Class A Shares and $5, $4,417 and $22 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, Van Kampen Funds Inc., as distributor for the Acquired Fund, advised the Fund that it received commissions on sales of the Acquired Fund’s Class A Shares of $92,911 and CDSC on redeemed shares of $54,658.
  Prior to the Reorganization, the Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Acquired Fund, totaling $9,300.
  The Fund invests in an Underlying Affiliated Fund. A summary of the Fund’s transactions in shares of the Underlying Affiliated Fund during the year ended June 30, 2010 is as follows:

	Purchase	Sales	Income	6/30/2010	6/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Morgan Stanley Growth Fund*	$-0-	$-0-	$-0-	$2,830,439	$2,140,439

*	As of June 1, 2010, this Fund is no longer affiliated.

NOTE 3—Share Information

For the years ended June 30, 2010 and 2009, transactions were as follows:

	For the year ended		For the year ended
	June 30, 2010(a)		June 30, 2009

Sales:
Class A	3,796,664	$50,945,216	4,109,366	$47,770,214

Class B	629,463	6,943,479	678,820	6,585,695

Class C	744,332	8,299,944	697,736	6,006,109

Class Y	2,319,367	31,379,253	2,589,845	32,403,071

Institutional Class	1,696,174	22,542,068	-0-	-0-

Total Sales	9,186,000	$120,109,960	8,075,767	$92,765,089

Dividend Reinvestment:
Class A	-0-	$-0-	5,014,004	$41,315,758

Class B	-0-	-0-	1,377,262	9,489,323

Class C	-0-	-0-	1,248,031	8,662,081

Class Y	-0-	-0-	101,253	840,400

Institutional Class	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$0-	7,740,550	$60,307,562

22        Invesco Van Kampen Emerging Markets Fund

	For the year ended		For the year ended
	June 30, 2010(a)		June 30, 2009

Repurchases:
Class A	(5,428,384)	$(72,867,029)	(8,122,684)	$(100,251,331)

Class B	(1,345,071)	(14,946,756)	(2,154,698)	(21,342,567)

Class C	(1,008,404)	(11,202,681)	(1,716,021)	(17,107,031)

Class Y	(3,649,966)	(48,748,143)	(7,733,543)	(92,671,888)

Institutional Class	-0-	-0-	-0-	-0-

Total Repurchases	(11,431,825)	$(147,764,609)	(19,726,946)	$(231,372,817)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

NOTE 4—Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and money market funds, were $457,802,024 and $507,753,210, respectively.

NOTE 5—Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

23        Invesco Van Kampen Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Van Kampen Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Emerging Markets Fund (formerly known as Van Kampen Emerging Markets Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

24        Invesco Van Kampen Emerging Markets Fund

Calculating your ongoing Fund expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/10—6/30/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning
	Account	Ending	Expenses	Ending	Expenses	Annualized
	Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	1/1/10	6/30/10	Period*	6/30/10	Period*	Ratio
A	$1,000.00	$929.89	$9.28	$1,000.00	$1,015.17	9.69%

B	1,000.00	927.41	12.86	1,000.00	1,011.46	13.42

C	1,000.00	927.06	12.85	1,000.00	1,011.46	13.42

Y	1,000.00	931.32	8.04	1,000.00	1,016.46	8.40

Institutional Class	1,000.00	1,008.35	1.01	1,000.00	1,018.50	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.94%, 2.69%, 2.69%, 1.68% and 1.27% for Class A, B, C, Y and Institutional Class Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), except for Institutional Class Shares “Actual” information which reflects the period from Commencement of Operations through June 30, 2010.

Assumes all dividends and distributions were reinvested.

25        Invesco Van Kampen Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Agreements
with Invesco Advisers, Inc. and its Affiliates

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Emerging Markets Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Sub-Advisers Provided by Invesco Advisers and the Affiliated
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.

26        Invesco Van Kampen Emerging Markets Fund

  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Van Kampen Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Foreign Taxes	0.0449 Per Share
Foreign Source Income	0.2479 Per Share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Van Kampen Emerging Markets Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Emerging Markets Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	15,372,676	664,935	919,485	0

29        Invesco Van Kampen Emerging Markets Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

Transfer Agent
Invesco Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678

Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-4

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You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-EMKT-AR-1          Invesco Distributors, Inc.

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
17	Financial Highlights
20	Notes to Financial Statements
27	Auditor’s Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Agreements
31	Tax Information
32	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
   Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2     Invesco Van Kampen Global Equity Allocation Fund

   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3   Invesco Van Kampen Global Equity Allocation Fund

Management’s Discussion of Fund Performance
Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Global Equity Allocation Fund was reorganized into Invesco Van Kampen Global Equity Allocation Fund.
     For the 12 months ended June 30, 2010, all shares of Invesco Van Kampen Global Equity Allocation Fund underperformed the MSCI All Country World Index. Our focus on investing in what we believe are well established, large-capitalization companies with superior financial attributes contributed to the Fund’s positive absolute performance. Strong stock selection in the consumer staples, financials, materials and telecommunication services sectors helped the Fund’s absolute performance. Conversely, weak stock selection in the consumer discretionary and energy sectors detracted from the Fund’s performance compared to the benchmark.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 6/30/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.17%

Class B Shares	9.17

Class C Shares	8.38

MSCI All Country World Index▼ (Broad Market Index)	11.76

Custom IVK Global Equity Allocation Index▪ (Style-Specific Index)	11.76

▼Lipper Inc.; ▪Invesco, Lipper Inc.
How we invest
The Fund invests primarily in stocks of large-cap global companies with records of stable earnings and strong balance sheets. Our investment process includes a financial and valuation assessment, global sector-based research based on direct company contact, and team-based portfolio decisions. Risk is explicitly managed at the portfolio level through tracking error constraints, while at the stock selection level there is a strong bias in favor of companies with proven financial strength. We are committed to a long-term investment horizon, which generally results in low rates of portfolio turnover. Risk management efforts also seek to ensure that the largest single component of active risk is security specific, which is consistent with stock selection being the sole targeted area of excess return.
     We sell a security if its relative valuation ranking deteriorates, if the fundamentals of the security change or if the portfolio’s diversification needs to be altered and its risk managed.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. However, individual holdings are selected based on their own merits, not on projections of country or sector performance.
Market conditions and your Fund
After rallying for much of 2009 on prospects for improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European countries, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive deficits. Although the U.S. economy returned to positive growth in the third quarter of 2009, investors continued to worry about high unemployment and a still weak housing market. In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. Fears of potential overheating in emerging market economies, coupled with fears of a potential double-dip recession in developed economies, fostered uncertainty about the pace and vigor of global economic recovery.
     In response to the sovereign debt crisis, the European Union, International Monetary Fund and key central banks announced a $1 trillion rescue package for Euro zone member countries.1 While boosting liquidity and satisfying near-term borrowing needs in Europe, the rescue package increased fears of a global economic slowdown and caused U.S. and Asian equity markets to decline.
     During the reporting period, sovereign debt levels remained one of the key risks facing equity markets. This risk was not limited to continental Europe; debt levels were also troubling in the U.S., the U.K. and Japan. The threat to global growth from European austerity measures was another key concern. Nonetheless, we observed signs of improvement in underlying economic activity world wide, an improving economic environment and moderate equity valuations, especially after recent weakness. Further, as

Portfolio Composition
By sector

Financials	19.8%

Energy	14.8

Health Care	12.9

Consumer Discretionary	9.6

Consumer Staples	8.6

Information Technology	8.1

Telecommunication Services	8.0

Materials	6.8

Industrials	5.7

Utilities	4.3

Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

1. Merck & Co., Inc.	2.2%

2. Royal Dutch Shell PLC	2.2

3. Johnson & Johnson	2.2

4. Chevron Corp.	2.1

5. Imperial Tobacco Group PLC	2.0

6. WellPoint, Inc.	2.0

7. 3M Co.	1.9

8. BHP Billiton Ltd.	1.8

9. Oracle Cop.	1.7

10. ConocoPhillips	1.7

Top 5 Countries*

1. United States	37.1%

2. Japan	12.6

3. United Kingdom	8.2

4. Canada	5.2

5. Switzerland	5.1

Total Net Assets	$182.1	million
Total Number of Holdings*	133
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4     Invesco Van Kampen Global Equity Allocation Fund

bottom-up investors, the number of potential investment opportunities in attractive companies increased materially in recent months.
     The Fund stayed true to its process and benefited from its quality orientation in stock selection. In addition to our strong stock selection in the financials and telecommunication services sectors, we also demonstrated strong stock picking in the consumer staples and materials sectors.
     One of the Fund’s strongest performers for the year was Brazilian regional bank Itau Unibanco Banco Multilo. The company’s principal categories of operations are consumer banking, consumer credit and corporate and investment banking. The company provides a variety of credit and non-credit products and services to individuals, small and middle-market companies and large corporations. During the year ended December 31, 2009, the company sold its interests in two other banks. We sold our holdings in Itau Unibanco Banco Multilo before the close of the reporting period.
     Also contributing to Fund performance was diversified natural resources company BHP Billiton. The company is engaged in extracting and processing minerals, oil and gas from its production operations located primarily in Australia, the Americas and southern Africa.
     Sectors that detracted from Fund performance were the consumer discretionary and energy sectors. Within the energy sector, U.S. integrated oil and gas company ExxonMobil detracted from performance. In this same sector, the U.K.’s BP detracted from results.
     From a geographic perspective, all regions in the Fund generated positive absolute performance during the fiscal year with emerging markets and Europe contributing the most to Fund performance. Regions that detracted from the Fund’s relative performance were North America and Asia/Pacific, excluding Japan. Also aiding Fund performance for the year were holdings in Japan.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble, rising unemployment and the potential for higher taxes could impede future economic growth, while massive fiscal and monetary stimulus could promote economic growth. Given this economic uncertainty, we will continue to adhere to the investment process we described previously in this report.
     During the fiscal year, we were cautiously optimistic about the prospects for global equities. In a world of moderate but positive economic growth, low inflation and prolonged government stimulus, we believe equities can achieve gains. Further, valuations remain reasonable by historical standards, especially after the second quarter’s pullback. With above-average volatility likely to persist, we believe our stock selection approach may be particularly well suited for the current market climate.
     We welcome new investors who joined the Fund during the fiscal year, and we thank you for your investment in Invesco Van Kampen Global Equity Allocation Fund.

1 Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Ingrid Baker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Global Equity Allocation Fund. Ms. Baker began her investment career in 1990 and joined Invesco in 1999. She earned a B.A. in international politics from Oberlin College and an M.B.A. in finance from the University of Navarra.

W. Lindsay Davidson
Portfolio manager, is manager of Invesco Van Kampen Global Equity Allocation Fund. Mr. Davidson began his investment career in 1974 and has worked for Invesco and/or its affiliated companies since 1984. A native of Scotland, he earned his degree in economics with honors from Edinburgh University.

Sargent McGowan
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Global Equity Allocation Fund. Mr. McGowan also serves as head of Developed Market Equities at Invesco. He began his investment career in 1996 and joined Invesco in 2002. He earned a B.S. in commerce from the University of Virginia and an M.B.A. in investment management from the University of North Carolina.

Anuja Singha
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Global Equity Allocation Fund. She joined Invesco in 1998. She earned a B.A. in economics from Mills College and a Ph.D. in economics from Emory University.
Erik Granade left the team on August 10, 2010, after the close of the reporting period.
Stephen Thomas joined the team on August 10, 2010, after the close of the reporting period.
5     Invesco Van Kampen Global Equity Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes
Index data from 12/31/92, Fund data from 1/4/93

1	Invesco, Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
6     Invesco Van Kampen Global Equity Allocation Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges
Class A Shares

Inception (1/4/93)	5.68%

10 Years	-0.47

5 Years	0.58

1 Year	3.18

Class B Shares

Inception (8/1/95)	4.59%

10 Years	-0.13

5 Years	1.37

1 Year	4.17

Class C Shares

Inception (1/4/93)	5.24%

10 Years	-0.65

5 Years	0.96

1 Year	7.38

Class Y Shares

Inception (9/18/09)	-7.26%*

*	Cumulative total return that has not been annualized.
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Global Equity Allocation Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Global Equity Allocation Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.70%, 2.45%, 2.45% and 1.45%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.02%, 2.77%, 2.77% and 1.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.
7     Invesco Van Kampen Global Equity Allocation Fund

Invesco Van Kampen Global Equity Allocation Fund’s investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund’s investment adviser and with stock selection within each country designed to replicate a broad market index.
▪	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.

▪	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
▪	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

▪	Class Y shares are available to only certain investors. Please see the prospectus for more information.
Principal risks of investing in the Fund
▪	The prices of securities held by the Fund may decline in response to market risks.

▪	The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

▪	Investing in REITs (real estate investment trusts) and foreign real estate companies market the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

▪	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
About indexes used in this report
▪	The MSCI All Country World Index is an index considered representative of stock markets of developed and emerging markets

▪	The Custom IVK Global Equity Allocation Index was created by Invesco to serve as a benchmark for Invesco Van Kampen Global Equity Allocation Fund. From December 31, 1992, the index was composed of the MSCI World Net Index. From October 31, 2005, the index was composed of the MSCI AC World Free Net Index.

▪	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
▪	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
▪	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
▪	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	MSGAX
Class B Shares	MSGBX
Class C Shares	MSGCX
Class Y Shares	MSGDX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8     Invesco Van Kampen Global Equity Allocation Fund

Schedule of Investments

June 30, 2010

	Shares	Value

Common Stocks–96.1%
Australia–4.5%
Australia and New Zealand Banking Group Ltd.	86,909	$1,560,201

BHP Billiton Ltd.	103,830	3,229,098

Macquarie Group Ltd.	46,895	1,443,145

Telstra Corp., Ltd.	701,114	1,907,727

		8,140,171

Bermuda–2.1%
Esprit Holdings Ltd.	363,585	1,960,747

NWS Holdings Ltd.	110	199

PartnerRe Ltd.	23,931	1,678,520

Sinofert Holdings, Ltd(a)	616,000	241,668

		3,881,134

Brazil–0.9%
Banco Santander Brazil SA	33,600	344,935

CEMIG–ADR	19,411	284,760

PDG Realty SA	38,600	325,908

Petroleo Brasileiro SA–ADR	12,210	419,047

Vale SA–ADR	13,100	318,985

		1,693,635

Canada–5.2%
Agrium, Inc.	41,351	2,019,869

EnCana Corp.	53,677	1,625,613

Intact Financial Corp.	50,233	2,118,700

Nexen, Inc.	79,100	1,555,919

Toronto-Dominion Bank	33,100	2,144,792

		9,464,893

Cayman Islands–0.4%
Chaoda Modern Agriculture Holdings Ltd.	274,000	267,755

Renhe Commercial Holdings Co., Ltd.	828,000	171,610

Soho China Ltd.	547,000	316,555

		755,920

China–1.4%
Cheung Kong Holdings Ltd.	148,000	1,700,703

China Construction Bank Corp., Class H	270,196	217,440

China Unicom (Hong Kong) Ltd.	224,000	299,464

CNOOC Ltd.	207,000	352,876

Henderson Land Development Co., Ltd. (warrants, expiring 06/01/11)(a)	1,800	305

Hysan Development Co., Ltd.	120	338

New World Development Co., Ltd.	202	326

		2,571,452

Finland–0.8%
Nokia Oyj–ADR	181,858	1,482,143

France–4.2%
BNP Paribas	27,500	1,468,346

Bouygues SA	57,500	2,202,424

GDF Suez	3,094	87,537

Sanofi-Aventis SA	38,661	2,331,370

Total SA, Class B	35,000	1,557,657

		7,647,334

Germany–1.9%
Bayerische Motoren Werke AG	45,379	2,194,902

Salzgitter AG	20,100	1,197,917

		3,392,819

Greece–0.5%
National Bank of Greece SA(a)	77,800	847,677

India–0.3%
Grasim Industries, Ltd.	14	551

Oil & Natural Gas Corp., Ltd.	7,800	220,366

State Bank of India–GDR	3,743	373,926

		594,843

Indonesia–0.1%
PT Telekomunikasi Indonesia, Tbk	284,000	239,403

Ireland–0.1%
Dragon Oil PLC(a)	37,500	225,805

Italy–1.1%
ENI SpA	108,803	1,997,310

Japan–12.6%
Canon, Inc.	43,504	1,621,963

FUJIFILM Holdings Corp.	64,666	1,860,185

Mitsubishi Corp.	72,731	1,515,555

Mitsubishi Tokyo Financial Group, Inc.	647,501	2,935,226

Murata Manufacturing Co., Inc.	32,300	1,538,381

Nippon Telegraph & Telephone Corp. (NTT)	33,400	1,363,689

Nippon Yusen Kabushiki Kaisha	699,429	2,539,978

Nissan Motor Co., Ltd.	279,204	1,935,503

NTT Docomo, Inc.	1,088	1,645,306

Seven & I Holdings Co., Ltd.	78,600	1,803,420

Sumitomo Chemical Co., Ltd.	589,700	2,276,811

Takeda Pharmaceutical Co., Ltd.	41,955	1,795,550

		22,831,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Global Equity Allocation Fund

	Shares	Value

Mexico–0.4%
America Movil SAB de CV, Class L	165,300	$391,105

Desarrolladora Homex SAB de CV–ADR(a)	10,960	276,630

Grupo Financiero Banorte SAB de CV, Class O	29,127	110,355

		778,090

Netherlands–2.0%
TNT NV	82,675	2,083,761

Unilever NV, CVA	57,663	1,572,199

		3,655,960

Norway–0.9%
StatoilHydro ASA	87,657	1,690,632

Republic of China (Taiwan)–0.6%
AU Optronics Corp.–ADR	28,100	249,528

HTC Corp.	33,000	437,817

Powertech Technology, Inc.	124,000	343,678

U-Ming Marine Transport Corp.	61,000	116,321

		1,147,344

Republic of Korea (South Korea)–1.3%
Hyundai Mipo Dockyard Co., Ltd.	3,083	323,822

Hyundai Mobis	2,525	422,879

LG Electronics, Inc.	1,895	144,709

Lotte Shopping Co., Ltd.	559	160,095

POSCO	900	341,585

Samsung Electronics Co., Ltd.	716	449,568

Shinhan Financial Group Co., Ltd.	7,230	266,271

SK Telecom Co., Ltd.	1,305	170,919

		2,279,848

Russia–0.2%
Gazprom–ADR	14,170	266,516

Rosneft Oil Co.–GDR	28,650	177,057

Rosneft Oil Co–GDR.(a)	1,710	10,409

		453,982

South Africa–0.8%
Barloworld Ltd.	47,100	246,993

Sasol Ltd.	6,870	243,867

Standard Bank Group Ltd.	28,725	379,975

Steinhoff International Holdings Ltd.(a)	118,500	272,988

Tiger Brands Ltd.(a)	11,250	248,136

		1,391,959

Spain–2.9%
Banco Santander SA	236,501	2,485,148

Iberdrola SA	187,000	1,048,644

Telefonica SA	95,501	1,763,569

		5,297,361

Sweden–0.1%
Hennes & Mauritz AB, Class B	5,436	149,477

Switzerland–5.1%
ACE Ltd.	48,433	2,493,331

Holcim Ltd.	35,814	2,397,286

Swisscom AG	6,542	2,216,331

Zurich Financial Services AG	9,655	2,119,378

		9,226,326

Thailand–0.2%
Bangkok Bank PCL–NVDR	66,800	255,728

PTT PCL	20,100	151,322

		407,050

Turkey–0.2%
Asya Katilim Bankasi AS	129,059	294,912

Enka Insaat ve Sanayi AS	1	3

		294,915

United Kingdom–8.2%
BP PLC	298,865	1,435,366

GlaxoSmithKline PLC–ADR	50,900	1,731,109

Imperial Tobacco Group PLC	131,210	3,658,435

International Power PLC	3,163	14,013

National Grid PLC	220,079	1,621,207

Royal Dutch Shell PLC, Class B	166,646	4,034,722

Vodafone Group PLC	1,169,464	2,423,387

		14,918,239

United States–37.1%
3M Co.	44,067	3,480,852

Aflac, Inc.	46,740	1,994,396

Apache Corp.	22,381	1,884,256

Apollo Group, Inc., Class A(a)	31,799	1,350,504

Archer-Daniels-Midland Co.	71,350	1,842,257

Avon Products, Inc.	64,047	1,697,246

Bank of America Corp.	145,859	2,095,994

Bank of New York Mellon Corp.	84,200	2,078,898

Best Buy Co., Inc.	46,106	1,561,149

Chevron Corp.	56,647	3,844,065

Coach, Inc.	79,602	2,909,453

ConocoPhillips	62,489	3,067,585

DaVita, Inc.(a)	36,300	2,266,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Global Equity Allocation Fund

	Shares	Value

United States–(continued)

DTE Energy Co.	57,147	$2,606,475

Energen Corp.	49,934	2,213,574

GameStop Corp., Class A(a)	113,436	2,131,462

International Business Machines Corp.	13,600	1,679,328

Johnson & Johnson	67,258	3,972,257

Kroger Co.	147,597	2,906,185

Merck & Co., Inc.	116,850	4,086,245

Microsoft Corp.	87,449	2,012,201

Oracle Corp.	145,808	3,129,040

Pfizer, Inc.	119,927	1,710,159

Philip Morris International, Inc.	34,687	1,590,052

Stryker Corp.	40,023	2,003,551

Valero Energy Corp.	117,972	2,121,137

WellPoint, Inc.(a)	72,693	3,556,869

WR Berkley Corp.	66,216	1,752,075

		67,543,837

Total Common Stocks 96.1%		175,001,126

Investment Companies 1.3%
Bell Aliant Regional Communications Income Fund	456	10,893

Morgan Stanley Growth Fund	101,634	2,358,925

Total Investment Companies 1.3%		2,369,818

Preferred Stocks–1.2%
Brazil–0.2%
CEMIG	1	10

Usinas Siderurgicas de Minas Gerais SA, Class A	11,297	301,107

		301,117

Germany–1.0%
Porsche, Automobil Holdings SE	40,825	1,741,575

Total Preferred Stocks 1.2%		2,042,692

Total Long-Term Investments (Cost $188,681,930)		179,413,636

Money Market Funds–1.3%
United States–1.3%
Liquid Assets Portfolio–Institutional Class(b)	1,220,039	1,220,039

Premier Portfolio–Institutional Class(b)	1,220,039	1,220,039

Total Money Market Funds 1.3% (Cost $2,440,078)		2,440,078

TOTAL INVESTMENTS–99.9% (Cost $191,122,008)		181,853,714

FOREIGN CURRENCY–0.2% (Cost $376,436)		373,367

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.1%)		(172,525)

NET ASSETS–-100.0%		$182,054,556

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

Investment Abbreviations:

ADR	– American Depositary Receipt
CVA	– Certification Van Aandelen
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depository Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements).
The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Investments in an Asset Position
Common and Preferred Stocks
Agricultural Products	$1,842,257	$267,756	$—	$2,110,013	1.2%

Air Freight & Logistics	—	2,083,761	—	2,083,761	1.1

Apparel Retail	—	2,110,224	—	2,110,224	1.2

Apparel, Accessories & Luxury Goods	2,909,453	—	—	2,909,453	1.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Global Equity Allocation Fund

	Level 1	Level 2	Level 3
		Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Common and Preferred Stocks–(continued)

Asset Management & Custody Banks	$2,078,898	$—	$—	$2,078,898	1.1%

Auto Parts & Equipment	—	422,878	—	422,878	0.2

Automobile Manufacturers	—	5,871,980	—	5,871,980	3.3

Communications Equipment	1,482,143	—	—	1,482,143	0.8

Computer & Electronics Retail	3,692,612	—	—	3,692,612	2.0

Computer Hardware	1,679,328	437,817	—	2,117,145	1.2

Construction & Farm Machinery & Heavy Trucks	—	323,822	—	323,822	0.2

Construction Materials	551	2,397,286	—	2,397,837	1.3

Consumer Electronics	—	144,709	—	144,709	0.1

Department Stores	—	160,095	—	160,095	0.1

Diversified Banks	3,821,684	9,568,335	—	13,390,019	7.4

Diversified Chemicals	—	2,276,810	—	2,276,810	1.3

Diversified Metals & Mining	318,985	3,229,098	—	3,548,083	1.9

Education Services	1,350,503	—	—	1,350,503	0.7

Electric Utilities	284,770	1,048,644	—	1,333,414	0.7

Electronic Equipment Manufacturers	249,528	3,398,566	—	3,648,094	2.0

Fertilizers & Agricultural Chemicals	2,019,869	241,667	—	2,261,536	1.2

Food Retail	2,906,185	1,803,420	—	4,709,605	2.6

Gas Utilities	2,213,574	—	—	2,213,574	1.2

Health Care Equipment	2,003,551	—	—	2,003,551	1.1

Health Care Services	2,266,572	—	—	2,266,572	1.2

Home Furnishings	—	272,988	—	272,988	0.1

Homebuilding	602,538	488,165	—	1,090,703	0.6

Independent Power Producers & Energy Traders	—	14,013	—	14,013	0.0

Industrial Conglomerates	3,480,852	247,195	—	3,728,047	2.0

Integrated Oil & Gas	7,659,077	11,236,478	—	18,895,555	10.4

Integrated Telecommunication Services	—	7,490,720	—	7,490,720	4.1

Investment Banking & Brokerage	—	1,443,145	—	1,443,145	0.8

Life & Health Insurance	1,994,396	—	—	1,994,396	1.1

Managed Health Care	3,556,868	—	—	3,556,868	2.0

Marine	—	2,656,300	—	2,656,300	1.5

Multi-Line Insurance	—	2,119,378	—	2,119,378	1.2

Multi-Utilities	2,606,475	1,708,744	—	4,315,219	2.4

Office Electronics	—	1,621,963	—	1,621,963	0.9

Oil & Gas Exploration & Production	5,065,789	799,048	—	5,864,837	3.2

Oil & Gas Refining & Marketing	2,121,137	—	—	2,121,137	1.2

Other Diversified Financial Services	2,095,994	—	—	2,095,994	1.2

Packaged Foods & Meats	—	1,820,335	—	1,820,335	1.0

Personal Products	1,697,246	—	—	1,697,246	0.9

Pharmaceuticals	11,499,770	4,126,920	—	15,626,690	8.6

Property & Casualty Insurance	6,364,106	—	—	6,364,106	3.5

Real Estate Management & Development	—	1,701,671	—	1,701,671	0.9

Regional Banks	—	294,912	—	294,912	0.2

Reinsurance	1,678,520	—	—	1,678,520	0.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Global Equity Allocation Fund

	Level 1	Level 2	Level 3
		Other Significant	Significant		Percent of
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Net Assets

Common and Preferred Stocks–(continued)

Semiconductors	$—	$793,246	$—	$793,246	0.5%

Steel	301,107	1,539,502	—	1,840,609	1.0

Systems Software	5,141,241	—	—	5,141,241	2.8

Tobacco	1,590,052	3,658,435	—	5,248,487	2.9

Trading Companies & Distributors	—	1,515,555	—	1,515,555	0.8

Wireless Telecommunication Services	391,105	6,741,501	—	7,132,606	3.9

Investment Companies	2,369,818	—	—	2,369,818	1.3

Money Market Funds	2,440,078	—	—	2,440,078	1.3

Total Investments in an Asset Position	$93,776,632	$88,077,082	$—	$181,853,714	99.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Global Equity Allocation Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $188,681,930)	$179,413,636

Investments in affiliated money market funds, at value and cost	2,440,078

Foreign currency (Cost $376,436)	373,367

Cash	16,929

Receivables:
Dividends	489,029

Fund shares sold	72,705

Investments sold	25,168

Expense reimbursement from advisor	975

Other	32,660

Total assets	182,864,547

Liabilities:
Payables:
Fund shares repurchased	257,669

Distributor and affiliates	134,611

Investments purchased	94,333

Accrued expenses	323,378

Total liabilities	809,991

Net Assets	$182,054,556

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$221,106,619

Accumulated undistributed net investment income/loss	(772,618)

Net unrealized depreciation	(9,259,614)

Accumulated net realized loss	(29,019,831)

Net Assets	$182,054,556

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $142,471,317 and 9,977,705 shares of beneficial interest issued and outstanding)	$14.28

Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price to public	$15.11

Class B Shares:
Net asset value and offering price per share (Based on net assets of $17,158,606 and 1,286,767 shares of beneficial interest issued and outstanding)	$13.33

Class C Shares:
Net asset value and offering price per share (Based on net assets of $22,247,866 and 1,686,944 shares of beneficial interest issued and outstanding)	$13.19

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $176,767 and 12,357 shares of beneficial interest issued and outstanding)	$14.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Global Equity Allocation Fund

Statement of Operations

For the year ended June 30, 2010

Investment income:
Dividends (net of foreign withholding taxes of $263,745)	$4,036,472

Interest	34,449

Total income	4,070,921

Expenses:
Investment advisory fee	2,124,465

Distribution (Rule 12b-1) and service fees
Class A	411,209

Class B	56,202

Class C	255,671

Transfer agent fees — A, B, C and Y	657,903

Custody	209,526

Accounting and administrative expenses	149,694

Reports to shareholders	110,012

Professional fees	95,700

Registration fees	49,976

Trustees’ fees and related expenses	38,241

Other	30,332

Total expenses	4,188,931

Expense reduction	381,919

Net expenses	3,807,012

Net investment income	$263,909

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	$4,384,375

Futures	3,347,945

Foreign currency transactions	(265,190)

Forward foreign currency contracts	(606,019)

Net realized gain	6,861,111

Unrealized appreciation/depreciation:
Beginning of the period	(22,202,459)

End of the period:
Investments	(9,268,294)

Foreign currency translation	8,680

(9,259,614)

Net unrealized appreciation during the period	12,942,845

Net realized and unrealized gain	$19,803,956

Net increase in net assets from operations	$20,067,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Global Equity Allocation Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	June 30, 2010	June 30, 2009

From investment activities:
Operations:
Net investment income	$263,909	$1,554,279

Net realized gain/loss	6,861,111	(35,169,920)

Net unrealized appreciation/depreciation during the period	12,942,845	(56,286,230)

Change in net assets from operations	20,067,865	(89,901,871)

Distributions from net investment income:
Class A shares	-0-	(774,113)

Class B shares	-0-	(130,674)

Class C shares	-0-	-0-

Class Y shares	-0-	-0-

	-0-	(904,787)

Return of capital distributions:
Class A shares	-0-	(201,317)

Class B shares	-0-	(33,984)

Class C shares	-0-	-0-

Class Y shares	-0-	-0-

	-0-	(235,301)

Total distributions	-0-	(1,140,088)

Net change in net assets from investment activities	20,067,865	(91,041,959)

From capital transactions:
Proceeds from shares sold	15,635,324	33,408,390

Net asset value of shares issued through dividend reinvestment	-0-	1,098,262

Cost of shares repurchased	(51,559,031)	(74,416,341)

Net change in net assets from capital transactions	(35,923,707)	(39,909,689)

Total decrease in net assets	(15,855,842)	(130,951,648)

Net assets:
Beginning of the period	197,910,398	328,862,046

End of the period (including accumulated net investment income of $(772,618) and $(357,432), respectively)	$182,054,556	$197,910,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended June 30,
	2010		2009		2008		2007		2006

Class A Shares
Net asset value, beginning of the period	$13.08		$18.11		$19.89		$15.84		$13.64

Net investment income(a)	0.03		0.10		0.13		0.11		0.09

Net realized and unrealized gain/loss	1.17		(5.05)		(1.62)		4.10		2.23

Total from investment operations	1.20		(4.95)		(1.49)		4.21		2.32

Less:
Distributions from net investment income	-0-		0.06		0.29		0.16		0.12

Return of capital distributions	-0-		0.02		-0-		-0-		-0-

Total distributions	-0-		0.08		0.29		0.16		0.12

Net asset value, end of the period	$14.28		$13.08		$18.11		$19.89		$15.84

Total return*	9.17	%(b)	(27.19	)%(c)	(7.64	)%(c)	26.70	%(c)	17.07	%(c)

Net assets at end of the period (In millions)	$142.5		$150.7		$240.8		$263.6		$218.8

Ratio of expenses to average net assets*	1.70	%(d)	1.70%		1.70%		1.70%		1.70%

Ratio of net investment income to average net assets*	0.22	%(d)	0.78%		0.69%		0.61%		0.62%

Portfolio turnover	124%		54%		36%		18%		35%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	1.88	%(d)	2.05%		1.74%		1.76%		1.93%

Ratio of net investment income to average net assets	0.04	%(d)	0.43%		0.65%		0.55%		0.39%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $164,484.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Global Equity Allocation Fund

Financial Highlights—(continued)

	Year ended June 30,
	2010		2009		2008		2007		2006

Class B Shares
Net asset value, beginning of the period	$12.21		$16.87		$18.59		$14.82		$12.74

Net investment income(a)	0.03		0.10		0.09		0.09		0.10

Net realized and unrealized gain/loss	1.09		(4.69)		(1.52)		3.85		2.10

Total from investment operations	1.12		(4.59)		(1.43)		3.94		2.20

Less:
Distributions from net investment income	-0-		0.06		0.29		0.17		0.12

Return of capital distributions	-0-		0.01		-0-		-0-		-0-

Total distributions	-0-		0.07		0.29		0.17		0.12

Net asset value, end of the period	$13.33		$12.21		$16.87		$18.59		$14.82

Total return*	9.17	%(b)(d)	(27.08	)%(c)(f)	(7.88	)%(c)(f)	26.73	%(c)(f)	17.29	%(c)(f)

Net assets at end of the period (In millions)	$17.2		$24.6		$52.1		$65.2		$81.9

Ratio of expenses to average net assets*	1.70	%(d)(e)	1.61	%(f)	1.89	%(f)	1.71	%(f)	1.58	%(f)

Ratio of net investment income to average net assets*	0.19	%(d)(e)	0.83	%(f)	0.49	%(f)	0.56	%(f)	0.67	%(f)

Portfolio turnover	124%		54%		36%		18%		35%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	1.88	%(d)(e)	1.96	%(f)	1.94	%(f)	1.78	%(f)	1.81	%(f)

Ratio of net investment income to average net assets	0.01	%(d)(e)	0.48	%(f)	0.44	%(f)	0.49	%(f)	0.44	%(f)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual Rule 12b-1 fees of 0.25%.
(e)	Ratios are based on average daily net assets (000’s omitted) of $22,481.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual Rule 12b-1 fees of less than 1%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Global Equity Allocation Fund

Financial Highlights—(continued)

	Year ended June 30,
	2010		2009		2008		2007		2006

Class C Shares
Net asset value, beginning of the period	$12.17		$16.84		$18.54		$14.79		$12.73

Net investment loss(a)	(0.08)		(0.00	)(b)	(0.01)		(0.02)		(0.02)

Net realized and unrealized gain/loss	1.10		(4.67)		(1.52)		3.81		2.09

Total from investment operations	1.02		(4.67)		(1.53)		3.79		2.07

Less:
Distributions from net investment income	-0-		-0-		0.17		0.04		0.01

Net asset value, end of the period	$13.19		$12.17		$16.84		$18.54		$14.79

Total return*	8.38	%(c)	(27.73	)%(d)	(8.35	)%(d)	25.66	%(d)	16.27	%(d)

Net assets at end of the period (In millions)	$22.2		$22.7		$35.9		$40.9		$34.3

Ratio of expenses to average net assets*	2.45	%(e)	2.45%		2.45%		2.46%		2.45%

Ratio of net investment loss to average net assets*	(0.53	)%(e)	0.02%		(0.07)%		(0.15)%		(0.16)%

Portfolio turnover	124%		54%		36%		18%		35%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	2.63	%(e)	2.80%		2.49%		2.52%		2.68%

Ratio of net investment loss to average net assets	(0.71	)%(e)	(0.33)%		(0.11)%		(0.21)%		(0.39)%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $25,567.

	September 18, 2009
	(Commencement of
	Operations) to
	June 30, 2010

Class Y Shares ˆ
Net asset value, beginning of the period	$15.43

Net investment income(a)	0.07

Net realized and unrealized loss	(1.19)

Total from investment operations	(1.12)

Net asset value, end of the period	$14.31

Total return*(b)	(7.26	)%**

Net assets at end of the period (In millions)	$0.2

Ratio of expenses to average net assets*	1.45	%(d)

Ratio of net investment income to average net assets*	0.54	%(d)

Portfolio turnover(c)	124%

* If certain expenses had not been voluntarily assumed by the adviser, the total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	1.59	%(d)

Ratio of net investment income to average net assets	0.40	%(d)

**	Non-Annualized
(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than one year.
(d)	Ratios are based on average daily net assets (000’s omitted) of $197.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Global Equity Allocation Fund

Notes to Financial Statements

June 30, 2010

Note 1 — Significant Accounting Policies

Invesco Van Kampen Global Equity Allocation Fund (the “Fund”), is organized as a series of the AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds (the “Trust”), a Delaware statutory trust, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of twenty-seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Global Equity Allocation Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Series Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B and Class C Shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I Shares received Class Y Shares of the Fund. Information for the Acquired Fund’s — Class I Shares prior to the Reorganization are included with Class Y Shares throughout this report.
  The Fund’s investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund’s investment adviser and with stock selection within each country designed to replicate a broad market index.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C, and Class Y Shares. Class A Shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B Shares and Class C Shares are sold with a CDSC. Class Y Shares are sold at net asset value. Generally, Class B Shares will automatically convert to Class A Shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

20        Invesco Van Kampen Global Equity Allocation Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

    Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain/loss from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains/losses on securities per share on the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported on the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Income and Expenses — Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is recorded as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.
E.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Federal Income Taxes — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is presented in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2010, the Fund had an accumulated capital loss carry forward of $25,350,361, which will expire according to the following schedule:

Amount	Expiration

$755,909	June 30, 2012

3,751,085	June 30, 2017

20,843,367	June 30, 2018

21        Invesco Van Kampen Global Equity Allocation Fund

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,694,799

Aggregate unrealized (depreciation) of investment securities	(14,206,280)

Net unrealized depreciation of investment securities	$(10,511,481)

Cost of investments for tax purposes is $192,365,195

G.	Distribution of Income and Gains — The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended June 30, 2010 and 2009 was as follows:

	2010	2009

Distributions paid from:
Ordinary income	$-0-	$904,787

Return of capital	-0-	235,301

	$-0-	$1,140,088

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	$(10,511,481)

Net unrealized appreciation — other investments	8,680

Capital loss carryover	(25,350,361)

Post-October deferral	(2,427,257)

Post-October currency deferral	(771,644)

Shares of beneficial interest	221,106,619

Total net assets	$182,054,556

Permanent differences, primarily due to the Fund’s recognition of net realized losses on foreign currency transactions, and the Fund’s passive foreign investment companies, resulted in the following reclassifications among the Fund’s components of net assets at June 30, 2010:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$(679,095)	$679,095	$-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses on securities for tax purposes but not for book purposes, post-October losses of $3,198,901, which are not recognized for tax purposes until the first day of the following fiscal year, deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2010.
H.	Foreign Currency Translation and Foreign Investments — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

22        Invesco Van Kampen Global Equity Allocation Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	% Per Annum

First $750 million	1.00%

Next $500 million	0.95%

Over $1.25 billion	0.90%

  Prior to the Reorganization, the Acquired Fund paid $1,969,587 in advisory fees to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Funds’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) of Class A Shares to 1.70%, Class B Shares to 2.45%, Class C Shares to 2.45%, and Class Y Shares to 1.45% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. For the period June 1, 2010 to June 30, 2010, the Adviser did not waive advisory fees and/or reimburse expenses under this limitation.
  Prior to the Reorganization, Van Kampen voluntarily waived $381,919 in fees and/or reimbursed expenses.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. For the period ended June 30, 2010, the Adviser did not waive any advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and Chief Compliance Officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $27,304 to Van Kampen Investments Inc. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Accounting and administrative expenses”. Additionally, Invesco has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, Van Kampen Investments Inc. provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $18,640 to Van Kampen Investments Inc.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Pursuant to such agreement, for the period ended June 30, 2010, IIS was paid $48,749 for providing such services. Prior to the Reorganization, the Acquired Fund paid $383,273 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Transfer agent fees”.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or Invesco Distributors, Inc. (“IDI”).
  “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ Fees and Related Expenses” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended June 30, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of approximately $5,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

23        Invesco Van Kampen Global Equity Allocation Fund

  Shares of the Fund are distributed by Invesco Distributors, Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse the Distributor for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $669,413 to Van Kampen Funds Inc.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A Shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $595 in front-end sales commissions from the sale of Class A Shares and $0, $2,099 and $199 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, Van Kampen Funds Inc., as distributor for the Acquired Fund, advised the Fund that it received commissions on sales of the Acquired Fund’s Class A Shares of $15,894 and CDSC on redeemed shares of $32,638.
  Prior to the Reorganization, the Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Acquired Fund, totaling $3,582.
  The Fund invests in an Underlying Affiliated Fund. A summary of the Fund’s transactions in shares of the Underlying Affiliated Fund during the year ended June 30, 2010 is as follows:

	Purchase	Sales	Income	06/30/2010	6/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Morgan Stanley Growth Fund*	$2,727,964	$-0-	$-0-	$2,358,925	$-0-

*	As of June 1, 2010, this Fund is no longer affiliated.

NOTE 3—Share Information

For the years ended June 30, 2010 and 2009, transactions were as follows:

	For the year ended		For the year ended
	June 30, 2010(a)		June 30, 2009
	Shares	Value	Shares	Value

Sales:
Class A	767,885	$11,808,185	2,029,911	$26,123,234

Class B	114,001	1,632,391	397,323	4,837,600

Class C	138,446	1,959,108	204,551	2,447,556

Class Y	15,218	235,640	-0-	-0-

Total Sales	1,035,550	$15,635,324	2,631,785	$33,408,390

Dividend Reinvestment:
Class A	-0-	$-0-	94,429	$938,073

Class B	-0-	-0-	17,261	160,189

Class C	-0-	-0-	-0-	-0-

Class Y	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	111,690	$1,098,262

Repurchases:
Class A	(2,311,115)	$(35,390,850)	(3,903,635)	$(50,208,247)

Class B	(838,317)	(11,637,862)	(1,494,846)	(18,516,317)

Class C	(313,255)	(4,484,646)	(473,787)	(5,691,777)

Class Y	(2,861)	(45,673)	-0-	-0-

Total Repurchases	(3,465,548)	$(51,559,031)	(5,872,268)	$(74,416,341)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 0.01% of outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

24        Invesco Van Kampen Global Equity Allocation Fund

NOTE 4—Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and money market funds, were $221,592,363 and $233,508,303, respectively.

NOTE 5—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
  The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
  Summarized below are specific types of derivative financial instruments used by the Fund.

A.	Forward Foreign Currency Contracts — A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.
Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the year ended June 30, 2010, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $743,508,477 and $728,630,390, respectively.
B.	Futures Contracts — The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended June 30, 2010, were as follows:

Number of
Contracts

Outstanding at June 30, 2009	810

Futures opened	10,915

Futures closed	11,725

Outstanding at June 30, 2010	-0-

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended June 30, 2010.

Amount of Realized Gain/(Loss) on Derivative Contracts
		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Equity contracts	$3,347,945	$-0-	$3,347,945

Foreign exchange contracts	-0-	(606,019)	(606,019)

Total	$3,347,945	$(606,019)	$2,741,926

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Equity contracts	$(161,572)	$-0-	$(161,572)

Foreign exchange contracts	-0-	(57,468)	(57,468)

Total	$(161,572)	$(57,468)	$(219,040)

25        Invesco Van Kampen Global Equity Allocation Fund

NOTE 6—Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

26        Invesco Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Van Kampen Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Global Equity Allocation Fund (formerly known as Van Kampen Global Equity Allocation Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

27        Invesco Van Kampen Global Equity Allocation Fund

Calculating your ongoing Fund expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/10-6/30/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Paid During
Class	(01/01/10)	(06/30/10)	Period*	(06/30/10)	Period*
A	$1,000.00	$891.39	$7.88	$1,016.45	8.40%

B	1,000.00	891.04	7.41	1,016.95	7.90

C	1,000.00	887.62	11.47	1,012.67	12.23

Y	1,000.00	892.14	6.66	1,017.77	7.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68,1.58%,2.45% and 1.42% for Class A, B, C and Y Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), except for Class Y Shares “Actual” information which reflects the period from Commencement of Operations through June 30, 2010. The expense ratio for Class B Shares reflects actual Rule 12-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

28        Invesco Van Kampen Global Equity Allocation Fund

Approval of Investment Advisory and Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Global Equity Allocation Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

29        Invesco Van Kampen Global Equity Allocation Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

30        Invesco Van Kampen Global Equity Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Van Kampen Global Equity Allocation Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Global Equity Allocation Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	7,346,423	280,035	500,583	0

32        Invesco Van Kampen Global Equity Allocation Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

Transfer Agent
Invesco Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678

Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-4

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This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-GEA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders June 30, 2010

Invesco Van Kampen Global Franchise Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Financial Highlights
18	Notes to Financial Statements
25	Auditor's Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
30	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2     Invesco Van Kampen Global Franchise Fund

 Bruce L. Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3     Invesco Van Kampen Global Franchise Fund

Management’s Discussion of Fund Performance
Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Global Franchise Fund was reorganized into Invesco Van Kampen Global Franchise Fund.
     For the 12 months ended June 30, 2010, all share classes of Invesco Van Kampen Global Franchise Fund, at net asset value, outperformed the MSCI World Index. Our focus on investing in what we believe are well established large-capitalization companies with superior financial attributes contributed to the Fund’s outperformance. Strong stock selection in the consumer staples and health care sectors helped the Fund outperform its index. Conversely, weak stock selection in the financials sector detracted from Fund performance.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 6/30/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.54%
Class B Shares	19.17
Class C Shares	18.67
Class Y Shares	19.85
MSCI World Index▼ (Broad Market/Style-Specific Index)	10.20

▼ Lipper Inc.
How we invest
The Fund invests primarily in stocks of large-cap global companies with records of stable earnings and strong balance sheets. Our investment process includes a financial and valuation assessment, global sector-based research based on direct company contact, and team-based portfolio decisions. Risk is explicitly managed at the overall portfolio level through tracking error constraints, while at the stock selection level there is a strong bias in favor of companies with proven financial strength. We are committed to a long-term investment horizon, typically resulting in low rates of portfolio turnover. Risk management efforts also seek to ensure that the largest single component of active risk is security specific, which is consistent with stock selection being the sole targeted area of excess return.
     The Fund is a nondiversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that we believe have resilient business franchises and growth potential.
     We sell a security if its relative valuation ranking deteriorates, if the fundamentals of the security change or if the portfolio’s diversification needs to be altered and its risk managed.
     We strive to maintain a consistent investment discipline through varying market conditions. However, individual holdings are selected based on their own merits, not on projections of country or sector performance.
Market conditions and your Fund
After rallying for much of 2009 on prospects for improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European countries, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive deficits. Although the U.S. economy returned to positive growth in the third quarter of 2009, investors continued to worry about high unemployment and a still weak housing market. In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. Fears of potential overheating in emerging market economies, coupled with fears of a potential double-dip recession in developed economies, fostered uncertainty about the pace and vigor of global economic recovery.
     In response to the sovereign debt crisis, the European Union, International Monetary Fund and key central banks announced a $1 trillion rescue package for eurozone member countries.1 While boosting liquidity and satisfying near-term borrowing needs in Europe, the rescue package increased fears of a global economic slowdown and caused U.S. and Asian equity markets to decline.
     During the reporting period, sovereign debt levels remained one of the key risks facing equity markets. This risk was not limited to continental Europe; debt levels were also troubling in the U.S., the U.K. and Japan. The threat to global growth

Portfolio Composition
By industry

Tobacco	25.2%
Packaged Foods & Meats	19.0
Household Products	13.5
Pharmaceuticals	8.4
Publishing	7.3
Distillers & Vintners	4.4
Soft Drinks	4.0
Industrial Machinery	3.5
Fertilizers & Agricultural Chemicals	2.4
Diversified Commercial & Professional Services	2.0
IT Consulting & Other Services	2.0
Data Processing & Outsourced Services	2.0
Property & Casualty Insurance	1.5
Education Services	1.0
Specialized Consumer Services	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.8

Top 10 Equity Holdings*

1.	British American Tobacco PLC	9.0%
2.	Nestle SA (Registered)	6.4
3.	Imperial Tobacco Group PLC	6.1
4.	Reckitt Benckiser PLC	6.1
5.	Swedish Match AB	5.4
6.	Kellogg Co.	4.9
7.	Philip Morris International, Inc.	4.7
8.	Unilever PLC	4.7
9.	Procter & Gamble Co.	4.6
10.	Johnson & Johnson	4.1

Top 5 Countries*

1.	United States	34.1%
2.	United Kingdom	29.0
3.	Switzerland	9.0
4.	Netherlands	6.4
5.	Sweden	5.4

Total Net Assets	$1.5	billion

Total Number of Holdings*	28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4     Invesco Van Kampen Global Franchise Fund

from European austerity measures is another key consideration. Nonetheless, we observed signs of improvement in underlying economic activity worldwide, an improving economic environment and moderate equity valuations, especially after recent weakness. Further, as bottom-up investors, the number of potential investment opportunities in attractive companies increased materially in recent months.
     Despite market volatility during the reporting period, the Fund stayed true to its process, emphasizing its quality orientation in stock selection. In addition to our strong stock selection in the consumer staples and health care sectors, the Fund also benefited from strong stock selection in the information technology, industrials and materials sectors. For the fiscal year, the Fund’s top five performers were in the consumer staples sector.
     One of the strongest performers for the reporting period was Cadbury. The company is engaged in the confectionery business, with participation across the three categories of chocolate, gum and candy. The company’s seven business units are Britain and Ireland; the Middle East and Africa; North America; South America; Europe; Asia; and the Pacific. Cadbury has developed a global portfolio of brands, and in February 2010, Kraft Foods acquired the company. Kraft Foods is not a Fund holding.
     Also contributing to the Fund’s outperformance versus the MSCI World Index was Dr Pepper Snapple Group. Dr Pepper Snapple Group is an integrated brand owner, manufacturer and distributor of non-alcoholic beverages in the U.S., Canada and Mexico with a varied portfolio of flavored carbonated soft drinks and non-carbonated beverages, including ready-to-drink teas, juices, juice drinks and mixers. The company’s brand portfolio includes Dr Pepper, Sunkist, 7UP, A&W, Canada Dry, Crush, Squirt, Penafiel, Schweppes and Venom Energy, as well as Snapple, Mott’s, Hawaiian Punch, Clamato, Rose’s and Mr & Mrs T mixers.
     On an absolute basis, the Fund’s holdings in all sectors except financials posted double-digit positive returns for the fiscal year. Our financials holdings detracted from performance. U.S.-specialized financial services company Moody’s detracted from performance and we eliminated it from the portfolio during the year.
     From a geographic perspective, holdings from all regions generated positive absolute returns for the fiscal year, with North America and Europe contributing the most to the Fund’s performance. (The Fund did not have any holdings in the Africa/Mideast region.) Within the European region, our stock selection in Finland, Switzerland and the U.K. were the primary contributors. Also providing positive returns for the year were holdings in the U.S.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble, rising unemployment and the potential for higher taxes could impede future economic growth, while massive fiscal and monetary stimulus could promote economic growth. Given this economic uncertainty, we will continue to adhere to the investment process we described previously in this report.
     During the fiscal year, we were cautiously optimistic about the prospects for global equities. In a world of moderate but positive economic growth, low inflation and prolonged government stimulus, we believe equities can achieve gains. Further, valuations remain reasonable by historical standards, especially after the second quarter’s pullback. With above-average volatility likely to persist, we believe our stock selection approach may be particularly well suited for the current market climate.
     We welcome new investors who joined the Fund during the fiscal year, and we thank you for your investment in Invesco Van Kampen Global Franchise Fund.
1 Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ingrid Baker Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Global Franchise Fund. Ms. Baker began her investment career in 1990 and joined Invesco in 1999. She earned a B.A. in international politics from Oberlin College and an M.B.A. in finance from the University of Navarra.
W. Lindsay Davidson Portfolio manager, is manager of Invesco Van Kampen Global Franchise Fund. Mr. Davidson began his investment career in 1974 and has worked for Invesco and/or its affiliated companies since 1984. A native of Scotland, he earned his degree in economics with honors from Edinburgh University.
Sargent McGowan Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Global Franchise Fund. Mr. McGowan also serves as head of Developed Market Equities at Invesco. He began his investment career in 1996 and joined Invesco in 2002. He earned a B.S. in commerce from the University of Virginia and an M.B.A. in investment management from the University of North Carolina.
Anuja Singha Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Global Franchise Fund. She joined Invesco in 1998. She earned a B.A. in economics from Mills College and a Ph.D. in economics from Emory University.
Erik Granade left the team on August 10, 2010, after the close of the reporting period.
Stephen Thomas joined the team on August 10, 2010, after the close of the reporting period.

5     Invesco Van Kampen Global Franchise Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes
Fund data from 9/25/98, index data from 9/30/98

1 Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6     Invesco Van Kampen Global Franchise Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (9/25/98)	10.43%
10 Years	8.26
5 Years	3.74
1 Year	12.99

Class B Shares
Inception (9/25/98)	10.38%
10 Years	8.27
5 Years	4.25
1 Year	14.17

Class C Shares
Inception (9/25/98)	10.19%
10 Years	8.05
5 Years	4.16
1 Year	17.67

Class Y Shares
Inception (10/13/06)	1.17%
1 Year	19.85
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Global Franchise Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Global Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.28%, 2.03%, 2.03% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.29%, 2.04%, 2.04% and 1.04%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7     Invesco Van Kampen Global Franchise Fund

Invesco Van Kampen Global Franchise Fund’s investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
Principal risks of investing in the Fund
■	The prices of securities held by the Fund may decline in response to market risks.

■	The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	A non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	VGFAX
Class B Shares	VGFBX
Class C Shares	VGFCX
Class Y Shares	VGFIX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8     Invesco Van Kampen Global Franchise Fund

Schedule of Investments

June 30, 2010

	Shares	Value

Common Stocks–97.2%
Finland–3.5%
Kone Oyj, Class B	1,293,597	$51,436,035

France–3.0%
Groupe DANONE	818,469	43,707,841

Ireland–2.0%
Accenture PLC, Class A	758,030	29,297,859

Japan–2.8%
Kao Corp.	1,736,100	40,811,830

Jersey–2.0%
Experian PLC	3,416,467	29,581,202

Netherlands–6.4%
Reed Elsevier NV	4,265,509	47,055,633

Wolters Kluwer NV	2,452,644	46,800,928

		93,856,561

Sweden–5.4%
Swedish Match AB	3,584,222	78,083,185

Switzerland–9.0%
Nestle SA (Registered)	1,945,270	93,859,224

Novartis AG	769,942	37,354,847

		131,214,071

United Kingdom–29.0%
Admiral Group PLC	1,063,831	22,243,056

British American Tobacco PLC	4,125,288	130,626,457

Diageo PLC	1,504,864	23,579,813

Imperial Tobacco Group PLC	3,210,998	89,529,978

Reckitt Benckiser PLC	1,912,857	88,482,289

Unilever PLC	2,565,478	68,373,154

		422,834,747

United States–34.1%
Brown-Forman Corp., Class B	706,039	40,406,612

Career Education Corp.(a)	628,832	14,475,713

Dr. Pepper Snapple Group, Inc.	1,574,573	58,873,284

Johnson & Johnson	1,000,156	59,069,213

Kellogg Co.	1,410,139	70,929,992

McGraw-Hill Cos., Inc.	457,304	12,868,534

Mead Johnson Nutrition Co.	505,268	25,324,032

Philip Morris International, Inc.	1,493,458	68,460,115

Procter & Gamble Co.	1,128,463	67,685,211

Scotts Miracle-Gro Co., Class A	800,544	35,552,159

Visa, Inc., Class A	407,635	28,840,176

Weight Watchers International, Inc.	550,543	14,143,450

		496,628,491

Total Long-Term Investments–97.2% (Cost $1,200,270,313)		1,417,451,822

Money Market Funds–2.7%
Liquid Assets Portfolio–Institutional Class(b)	19,827,714	19,827,714

Premier Portfolio–Institutional Class(b)	19,827,714	19,827,714

Total Money Market Funds–2.7% (Cost $39,655,428)		39,655,428

TOTAL INVESTMENTS–99.9% (Cost $1,239,925,741)		1,457,107,250

FOREIGN CURRENCY–0.1% (Cost $503,740)		504,566

OTHER ASSETS IN EXCESS OF LIABILITIES–0.0%		464,234

NET ASSETS–-100.0%		$1,458,076,050

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Global Franchise Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant		Percent of Net
Investments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total	Assets

Investments in an Asset Position
Common Stocks
Tobacco	$68,460,115	$298,239,620	$—	$366,699,735	25.2%

Packaged Foods & Meats	70,929,992	205,940,219	—	276,870,211	19.0

Household Products	67,685,211	129,294,119	—	196,979,330	13.5

Pharmaceuticals	84,393,246	37,354,846	—	121,748,092	8.4

Publishing	12,868,535	93,856,561	—	106,725,096	7.3

Distillers & Vintners	40,406,612	23,579,813	—	63,986,425	4.4

Soft Drinks	58,873,284	—	—	58,873,284	4.0

Industrial Machinery	—	51,436,035	—	51,436,035	3.5

Fertilizers & Agricultural Chemicals	35,552,159	—	—	35,552,159	2.4

Diversified Commercial & Professional Services	—	29,581,202	—	29,581,202	2.0

IT Consulting & Other Services	29,297,859	—	—	29,297,859	2.0

Data Processing & Outsourced Services	28,840,176	—	—	28,840,176	2.0

Property & Casualty Insurance	—	22,243,056	—	22,243,056	1.5

Education Services	14,475,712	—	—	14,475,712	1.0

Specialized Consumer Services	14,143,450	—	—	14,143,450	1.0

Money Market Funds	39,655,428	—	—	39,655,428	2.7

Total Investments in an Asset Position	$565,581,779	$891,525,471	$—	$1,457,107,250	99.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Global Franchise Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $1,200,270,313)	$1,417,451,822

Investments in Affiliated Money Market Funds, at value and cost	39,655,428

Foreign currency (Cost $503,740)	504,566

Cash	9,653

Receivables:
Dividends	3,981,315

Fund shares sold	1,312,341

Other	6,050

Total assets	1,462,921,175

Liabilities:
Payables:
Fund shares repurchased	2,989,703

Distributor and affiliates	868,272

Accrued expenses	987,150

Total liabilities	4,845,125

Net assets	$1,458,076,050

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,431,431,656

Net unrealized appreciation	217,226,419

Accumulated undistributed net investment income	42,621,638

Accumulated net realized loss	(233,203,663)

Net assets	$1,458,076,050

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $945,297,021 and 50,721,426 shares of beneficial interest issued and outstanding)	$18.64

Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price to public	$19.72

Class B Shares:
Net asset value and offering price per share (Based on net assets of $225,213,650 and 12,695,602 shares of beneficial interest issued and outstanding)	$17.74

Class C Shares:
Net asset value and offering price per share (Based on net assets of $216,548,524 and 12,003,653 shares of beneficial interest issued and outstanding)	$18.04

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $71,016,855 and 3,813,392 shares of beneficial interest issued and outstanding)	$18.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Global Franchise Fund

Statement of Operations

For the year ended June 30, 2010

Investment income:
Dividends (net of foreign withholding taxes of $2,332,865)	$41,034,874

Interest	54,591

Total income	41,089,465

Expenses:
Investment advisory fee	10,790,881

Distribution (12b-1) and service fees
Class A	2,284,524

Class B	1,316,182

Class C	2,045,463

Transfer agent fees — Class A, B, C and Y	2,415,025

Reports to shareholders	455,822

Accounting and administrative expenses	268,947

Custody	174,317

Professional fees	99,883

Trustees’ fees and related expenses	56,399

Registration fees	50,724

Other	73,106

Total expenses	20,031,273

Net investment income	21,058,192

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	916,945

Forward foreign currency contracts	17,199,147

Foreign currency transactions	3,681,288

Net realized gain	21,797,380

Unrealized appreciation/depreciation during the period:
Investments	168,140,494

Forward foreign currency contracts	916,863

Foreign currency translation	(13,834)

Net unrealized appreciation during the period	169,043,523

Net realized and unrealized gain	190,840,903

Net increase in net assets from operations	$211,899,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Global Franchise Fund

Statements of Changes in Net Assets

For the years ended June 30, 2010 and 2009

	June 30,	June 30,
	2010	2009

From investment activities:
Operations:

Net investment income	$21,058,192	$18,329,421

Net realized gain/loss	21,797,380	(88,837,120)

Net unrealized appreciation/depreciation during the period	169,043,523	(188,416,459)

Change in net assets from operations	211,899,095	(258,924,158)

Distributions from net investment income:

Class A Shares	(16,991,336)	(46,890,825)

Class B Shares	(4,828,028)	(17,059,491)

Class C Shares	(2,752,395)	(9,467,420)

Class Y Shares	(1,203,061)	(2,930,148)

	(25,774,820)	(76,347,884)

Distributions from net realized gain:

Class A Shares	-0-	(86,875,451)

Class B Shares	-0-	(30,859,851)

Class C Shares	-0-	(20,811,793)

Class Y Shares	-0-	(5,137,842)

	-0-	(143,684,937)

Total distributions	(25,774,820)	(220,032,821)

Net change in net assets from investment activities	186,124,275	(478,956,979)

From capital transactions:
Proceeds from shares sold*	611,986,629	86,217,928

Net asset value of shares issued through dividend reinvestment	24,297,437	204,741,520

Cost of shares repurchased	(429,761,949)	(548,516,821)

Net change in net assets from capital transactions	206,522,117	(257,557,373)

Total increase/decrease in net assets	392,646,392	(736,514,352)

Net assets:
Beginning of the period	1,065,429,658	1,801,944,010

End of the period (Including accumulated undistributed net investment income of $42,621,638 and $27,145,192, respectively)	$1,458,076,050	$1,065,429,658

*	For the year ended June 30, 2010, Proceeds from shares sold include $177,157,961 of proceeds from shares acquired through a merger (See Note 3 in the Notes to Financial Statements for further information).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Global Franchise Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended June 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.87		$22.62		$28.95		$25.43		$23.31

Net investment income(a)	0.31		0.27		0.56		0.50		0.33

Net realized and unrealized gain/loss	2.80		(3.68)		(4.20)		5.08		3.35

Total from investment operations	3.11		(3.41)		(3.64)		5.58		3.68

Less:
Distributions from net investment income	0.34		1.17		0.21		0.03		0.39

Distributions from net realized gain	-0-		2.17		2.48		2.03		1.17

Total distributions	0.34		3.34		2.69		2.06		1.56

Net asset value, end of the period	$18.64		$15.87		$22.62		$28.95		$25.43

Total return	19.54	%(b)	-13.53	%(c)	-13.89	%(c)	22.80	%(c)	16.34	%(c)

Net assets at end of the period (in millions)	$945.3		$651.9		$1,118.0		$1,646.6		$1,399.1

Ratio of expenses to average net assets	1.25	%(d)	1.28%		1.17%		1.18%		1.22%

Ratio of net investment income to average net assets	1.62	%(d)	1.54%		2.12%		1.83%		1.34%

Portfolio turnover	39%		15%		28%		19%		20%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $913,810.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Global Franchise Fund

	Class B Shares
	Year ended June 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.16		$21.84		$27.93		$24.74		$22.73

Net investment income(a)	0.23		0.26		0.51		0.28		0.14

Net realized and unrealized gain/loss	2.68		(3.57)		(4.06)		4.94		3.27

Total from investment operations	2.91		(3.31)		(3.55)		5.22		3.41

Less:
Distributions from net investment income	0.33		1.20		0.06		-0-		0.23

Distributions from net realized gain	-0-		2.17		2.48		2.03		1.17

Total distributions	0.33		3.37		2.54		2.03		1.40

Net asset value, end of the period	$17.74		$15.16		$21.84		$27.93		$24.74

Total return	19.17	%(b)(d)	-13.55	%(c)(f)	-14.01	%(c)(f)	21.91	%(c)	15.45	%(c)

Net assets at end of the period (in millions)	$225.2		$221.1		$369.4		$529.9		$485.2

Ratio of expenses to average net assets	1.52	%(d)(e)	1.28	%(f)	1.33	%(f)	1.93%		1.98%

Ratio of net investment income to average net assets	1.26	%(d)(e)	1.55	%(f)	1.98	%(f)	1.06%		0.57%

Portfolio turnover	39%		15%		28%		19%		20%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of 0.52%.
(e)	Ratios are based on average daily net assets (000’s omitted) of $253,850.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Global Franchise Fund

	Class C Shares
	Year ended June 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.40		$21.99		$28.21		$24.97		$22.92

Net investment income(a)	0.16		0.14		0.36		0.29		0.14

Net realized and unrealized gain/loss	2.72		(3.57)		(4.09)		4.98		3.31

Total from investment operations	2.88		(3.43)		(3.73)		5.27		3.45

Less:
Distributions from net investment income	0.24		0.99		0.01		-0-		0.23

Distributions from net realized gain	-0-		2.17		2.48		2.03		1.17

Total distributions	0.24		3.16		2.49		2.03		1.40

Net asset value, end of the period	$18.04		$15.40		$21.99		$28.21		$24.97

Total return	18.67	%(b)	-14.19	%(c)(e)	-14.51	%(c)(e)	21.91	%(c)(e)	15.49	%(c)(e)

Net assets at end of the period (in millions)	$216.5		$149.1		$263.0		$382.0		$337.7

Ratio of expenses to average net assets	2.00	%(d)	2.00	%(e)	1.90	%(e)	1.93	%(e)	1.94	%(e)

Ratio of net investment income to average net assets	0.89	%(d)	0.81	%(e)	1.41	%(e)	1.07	%(e)	0.60	%(e)

Portfolio turnover	39%		15%		28%		19%		20%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $205,169.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Global Franchise Fund

	Class Y Shares
							October 13, 2006
							(Commencement of
							operations) to
	Year ended June 30,						June 30,
	2010		2009		2008		2007

Net asset value, beginning of the period	$15.84		$22.63		$28.95		$26.89

Net investment income(a)	0.37		0.33		0.81		0.39

Net realized and unrealized gain/loss	2.78		(3.71)		(4.36)		3.80

Total from investment operations	3.15		(3.38)		(3.55)		4.19

Less:
Distributions from net investment income	0.37		1.24		0.29		0.10

Distributions from net realized gain	-0-		2.17		2.48		2.03

Total distributions	0.37		3.41		2.77		2.13

Net asset value, end of the period	$18.62		$15.84		$22.63		$28.95

Total return	19.85	%(b)	-13.36	%(c)	-13.65	%(c)	16.45	%*(c)

Net assets at end of the period (In thousands)	$71,016.9		$43,296.2		$51,540.4		$18.6

Ratio of expenses to average net assets	1.00	%(d)	1.03%		0.92%		0.95%

Ratio of net investment income to average net assets	1.94	%(d)	1.95%		3.20%		2.03%

Portfolio turnover	39%		15%		28%		19	%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $63,504.
(e)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than one year.
*	Non-Annualized
On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Global Franchise Fund

Notes to Financial Statements

June 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Global Franchise Fund (the “Fund”) is organized as a series of the AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds (the “Trust”), a Delaware Statutory Trust, and is registered as a separate non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of twenty-seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Global Franchise Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Series Fund, Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, and Class C Shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I Shares received Class Y Shares of the Fund. Information for the Acquired Fund’s — Class I Shares prior to the Reorganization is included with Class Y Shares throughout this report.
  The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund’s investment adviser, have resilient business franchises and growth potential.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C, and Class Y. Class A Shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B Shares and Class C Shares are sold with a CDSC. Class Y Shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

18        Invesco Van Kampen Global Franchise Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1— Prices are based on quoted prices in active markets for identical investments.
Level 2— Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

    Level 3— Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Income and Expenses — Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income, expenses and realized and unrealized gains or losses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.
E.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Federal Income Taxes — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is presented in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2010, remains subject to examination by taxing authorities.

19        Invesco Van Kampen Global Franchise Fund

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At June 30, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $202,287,358, which will expire according to the following schedule:

Amount	Expiration*

$14,074,215	June 30, 2016

93,213,792	June 30, 2017

94,999,351	June 30, 2018

*	Capital loss carryforwards as of the dates listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of October 2, 2009, the date of the reorganization of Van Kampen Global Value Equity Fund into the Acquired Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited to five years from the date of the reorganization.

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$280,031,488

Aggregate unrealized (depreciation) of investment securities	(69,130,958)

Net unrealized appreciation of investment securities	$210,900,530

Cost of investments for tax purposes is $1,246,206,720.

G.	Distribution of Income and Gains — The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$25,774,820	$92,532,118

Long-term capital gain	-0-	157,140,642

	$25,774,820	$249,672,760

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$42,621,638

Net unrealized appreciation — investments	210,900,530

Net unrealized appreciation — other investments	44,912

Capital loss carryover	(202,287,358)

Post-October deferral	(24,635,328)

Shares of beneficial interest	1,431,431,656

Total net assets	$1,458,076,050

Permanent differences, primarily due to the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes and net realized gain/losses on foreign currency transactions resulted in the following reclassifications among the Fund’s components of net assets as June 30, 2010:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$20,193,074	$(119,450,331)	$99,257,257

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses of $24,635,328, which are not recognized for tax purposes until the first day of the following fiscal year.
H.	Foreign Currency Translation — Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

20        Invesco Van Kampen Global Franchise Fund

I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.80%

Next $500 million	0.75%

Over $1 billion	0.70%

  Prior to the Reorganization, the Acquired Fund paid $9,886,713 in advisory fees to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) of Class A Shares to 1.28%, Class B Shares to 2.03%, Class C Shares to 2.03%, and Class Y Shares to 1.03% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. For the period ended June 30, 2010, the Adviser did not waive any advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $91,792 to Van Kampen Investments Inc. For the six months ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Accounting and administrative expenses”. Additionally, Invesco has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, Van Kampen Investments Inc. provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $26,114 to Van Kampen Investments Inc.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Pursuant to such agreement, for the period ended June 30, 2010, IIS was paid $208,734 for providing such services. Prior to the Reorganization, the Acquired Fund paid $940,831 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Transfer agent fees”.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or Invesco Distributors, Inc. (“IDI”).
  “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ Fees and Related Expenses” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall

21        Invesco Van Kampen Global Franchise Fund

be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended June 30, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of approximately $32,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C Shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A Shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse the Distributor for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. to serve as the distributor for the Class A, Class B and Class C Shares. Pursuant to such agreements, the Acquired Fund paid $5,131,617 to Van Kampen Funds Inc.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A Shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $13,974 in front-end sales commissions from the sale of Class A Shares and $7, $12,415 and $1,039 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, Van Kampen Funds Inc., as distributor for the Acquired Fund, advised the Fund that it received commissions on sales of the Acquired Fund’s Class A Shares of $591,867 and CDSC on redeemed shares of $173,162.
  Prior to the Reorganization, the Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Acquired Fund, totaling $77,951.

NOTE 3—Share Information

For the years ended June 30, 2010 and 2009, transactions were as follows:

	For the year ended		For the year ended
	June 30, 2010(a)(b)		June 30, 2009
	Shares	Value	Shares	Value

Sales:
Class A	23,324,288	$435,798,855	2,672,366	$44,078,371

Class B	2,604,204	46,627,316	399,578	6,139,860

Class C	4,557,209	83,170,278	515,251	7,666,264

Class Y	2,434,883	46,390,180	1,693,312	28,333,433

Total Sales	32,920,584	$611,986,629	5,280,507	$86,217,928

Dividend Reinvestment:
Class A	869,283	$16,444,890	8,844,146	$126,820,779

Class B	253,388	4,576,175	3,282,449	44,969,558

Class C	123,250	2,266,569	1,780,004	24,884,451

Class Y	53,514	1,009,803	564,107	8,066,732

Total Dividend Reinvestment	1,299,435	$24,297,437	14,470,706	$204,741,520

Repurchases:
Class A	(14,554,024)	$(274,585,870)	(19,855,490)	$(342,781,411)

Class B	(4,751,533)	(85,585,103)	(6,010,855)	(98,057,245)

Class C	(2,358,645)	(43,087,826)	(4,571,200)	(77,420,332)

Class Y	(1,407,901)	(26,503,150)	(1,802,432)	(30,257,833)

Total Repurchases	(23,072,103)	$(429,761,949)	(32,239,977)	$(548,516,821)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22        Invesco Van Kampen Global Franchise Fund

(b)	On October 2, 2009, the Acquired Fund acquired all of the assets and liabilities of the Van Kampen Global Value Equity Fund (“Global Value Equity”) through a tax free reorganization approved by Global Value Equity’s shareholders on August 27, 2009. The Acquired Fund issued 8,328,071, 717,692, 799,563 and 10,607 shares of Classes A, B, C and I valued at $150,571,514, $12,394,541, $14,000,346 and $191,560, respectively, in exchange for Global Value Equity’s net assets. The shares of Global Value Equity were converted into Acquired Fund shares at a ratio 0.410 to 1, 0.420 to 1, 0.409 to 1 and 0.409 to 1 for Classes A, B, C and I, respectively. Net unrealized appreciation of Global Value Equity as of October 2, 2009 was $36,949,896. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2010. Combined net assets on the day of reorganization were $1,385,422,196. Included in these net assets was a capital loss carryforward of $110,866,508, deferred compensation of $92,232, deferred pension of $69,762 and the deferral of losses related to wash sale transactions of $897,463.

NOTE 4—Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and money market funds, were $715,329,930 and $533,770,646, respectively.

NOTE 5—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
  The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are valued each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
  A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is valued daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on forward foreign currency contracts on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on forward foreign currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the year ended June 30, 2010, the notional of purchases and sales of forward foreign currency contracts were $1,718,872,930 and $1,663,514,071, respectively.
  The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended June 30, 2010.

Amount of Realized Gain/(Loss) on Derivative Contracts
Forward Foreign
Primary Risk Exposure	Currency Contracts

Foreign Exchange Contracts	$17,199,147

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Forward Foreign
Primary Risk Exposure	Currency Contracts

Foreign Exchange Contracts	$916,863

NOTE 6—Indemnifications

  Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 7—Cash Balances

  The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

23        Invesco Van Kampen Global Franchise Fund

NOTE 8—Change in Independent Registered Public Accounting Firm

  In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Van Kampen Global Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Global Franchise Fund (formerly known as Van Kampen Global Franchise Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds) hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

25        Invesco Van Kampen Global Franchise Fund

Calculating your ongoing Fund expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/10-6/30/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses Paid	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Account Value	During Period*
	(1/1/10)	(6/30/10)	(1/1/10-6/30/10)	(6/30/10)	(1/1/10-6/30/10)
Class A	$1,000.00	$968.81	$6.05	$1,018.65	$6.21

Class B	1,000.00	966.23	8.63	1,016.02	8.85

Class C	1,000.00	965.22	9.70	1,014.93	9.94

Class Y	1,000.00	969.79	4.84	1,019.89	4.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, 1.77%, 1.99% and 0.99% for Class A, B, C and Y Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

  Assumes all dividends and distributions were reinvested.

26        Invesco Van Kampen Global Franchise Fund

Approval of Investment Advisory and Sub-Advisory Agreements With Invesco Advisers, Inc. and Its Affiliates

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Global Franchise Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the

27        Invesco Van Kampen Global Franchise Fund

terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco Van Kampen Global Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	40.60%
Corporate Dividends Received Deduction	16.04%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Van Kampen Global Franchise Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Global Franchise Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	42,649,797	1,522,546	2,545,857	0

30        Invesco Van Kampen Global Franchise Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

Transfer Agent
Invesco Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678

Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

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This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-GLF-AR-1        Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable to
		Non-Audit Services Provided for fiscal year
	Fees Billed for Services Rendered to the	end 6/30/2010 Pursuant to Waiver of Pre-
	Registrant for fiscal year end 6/30/2010	Approval Requirement(1)
Audit Fees	$89,700	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$18,900	0%
All Other Fees	$0	0%

Total Fees	$108,600	0%

PWC billed the Registrant aggregate non-audit fees of $18,900 for the fiscal year ended June 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end June 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 6/30/2010
	That Were Required	Percentage of Fees Billed Applicable to
	to be Pre-Approved	Non-Audit Services Provided for fiscal
	by the Registrant's	year end 6/30/2010 Pursuant to Waiver
	Audit Committee	of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended June 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	September 3, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	September 3, 2010

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	September 3, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.